Stein Roe Mutual Funds

Semiannual Report
March 31, 2000

PHOTO OF: HANDS AND PLANT

Stein Roe Equity Funds

Growth Funds

           Growth Stock Fund
           Midcap Growth Fund
           Disciplined Stock Fund
           Large Company Focus Fund
           Capital Opportunities Fund
           Growth Investor Fund
           Small Company Growth Fund

[LOGO: STEIN ROE]

                             STEIN ROE MUTUAL FUNDS
                  -------------------------------------------
                  Sensibile Risks. Intelligent Investments(R)
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CONTENTS
--------------------------------------------------------------------------------
FROM THE PRESIDENT................................................     1
   Stephen E. Gibson's thoughts on the equity markets and investing

PERFORMANCE SUMMARY ..............................................     3

QUESTIONS & ANSWERS
GROWTH STOCK FUND
   An interview with Portfolio Manager Erik Gustafson.............     8
MIDCAP GROWTH FUND
   An interview with Portfolio Manager Steve Hayward..............    12
DISCIPLINED STOCK FUND
   An interview with Portfolio Managers Dan Cantor
   and Jeffrey Kinzel.............................................    16
LARGE COMPANY FOCUS FUND
   An interview with Portfolio Manager Dave Brady.................    20
CAPITAL OPPORTUNITIES FUND
   An interview with Portfolio Managers Dave Brady
   and Steve Hayward..............................................    23
GROWTH INVESTOR FUND
   An interview with Portfolio Co-Manager Dave Brady .............    27
SMALL COMPANY GROWTH FUND
   An interview with Portfolio Manager William M. Garrison .......    30

PORTFOLIOS OF INVESTMENTS.........................................    34
   A complete list of investments with market values

FINANCIAL STATEMENTS..............................................    58
   Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS.....................................    74

FINANCIAL HIGHLIGHTS..............................................    80
   Selected per-share data and ratios

                MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
We are pleased to say that all of the Stein Roe Equity Funds discussed in this report provided positive and, in some cases, outstanding results for the six-month period ended March 31, 2000, while the United States' economy and our equity markets moved at a rapid pace.
     On the economic front, consumer spending reached record levels during the past six months, while in the business sector, industrial production remained strong. In total, the U.S. economy expanded at an annual inflation-adjusted rate of 7.3% in the final quarter of 1999. Judging by preliminary data, it slowed only slightly in the first three months of 2000. Creation of new jobs at good pay remained strong, while consumer confidence and consumer spending on retail items and autos continued at high levels.
     All of this strength stirred up fears of higher inflation and, ultimately, led our central bank, the Federal Reserve, to raise short-term interest rates three times between September 30 and March 31. The Federal Reserve was concerned about the possibility that the U.S. economy may be growing too quickly and that inflationary pressures may derail our economic expansion, now in its ninth year.
     In the equity markets, worries about rapid economic growth, inflation, and changing interest rates kept investors wondering and, for many stocks, put a damper on price appreciation. Despite robust gains in earnings, overall stock prices rose only moderately, with the exception of the technology sector. Throughout the period, the market could clearly be divided into the "haves" -- most anything related to technology and telecommunications -- and the "have nots" -- most everything else. In general, portfolios with large allocations to technology shares sprinted ahead, while other portfolios lagged. In spite of a selloff during the last three weeks of the period, technology and growth investing were the undisputed victors for the six-month period.
     The dichotomy between "old" and "new" economy issues was striking. The NASDAQ Composite, which contains many "new economy" technology issues, dominated the markets for roughly two months in early 2000, reaching an historical peak of 5132 by March 10, before retreating to 4573 at March 31. The Standard & Poor's 500 Index, which measures a broad spectrum of the market, including a fair number of technology stocks, also advanced

----------
Stephen E.
Gibson

PHOTO OF: STEPHEN E. GIBSON


                                                                              1

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FROM THE PRESIDENT CONTINUED
--------------------------------------------------------------------------------

strongly. In contrast, the Dow Jones Industrial Average, which is heavily weighted toward more traditional or "old economy" stocks, was strong in the fourth quarter of 1999, but lagged the other two indexes by a wide margin throughout most of the first quarter of calendar year 2000.
     As you might expect, those Stein Roe Equity Funds whose investment objectives and strategies allow them to invest in technology stocks delivered the largest total returns for the period. Yet even those funds that must focus on other sectors of the market provided total returns for the six-months that met or exceeded the long-term historical average for the broad market. I attribute this to the disciplined, research-intensive approach to investing practiced by our portfolio managers.
     For several of the funds discussed in this report, the past six months involved either initiation or completion of changes in their investment strategies. For instance, we have worked diligently to revamp the portfolios of the Stein Roe Midcap Growth, Disciplined Stock and Capital Opportunities Funds, and we believe all three are now better positioned to capture the growth potential of medium-sized companies. And Stein Roe Small Company Growth Fund has developed a more growth-focused strategy.
     In the following report, you will find detailed information about the investment strategies employed by the portfolio manager or management teams that guide seven of the Stein Roe equity funds. As you read them, I think you will see why we believe so strongly that diversification should be part of every investor's game plan. Throughout the reports there are references to the broad sell-off in "new economy" technology stocks -- the growth stocks of today's markets -- and a shift toward "old economy" or value stocks during the final weeks. Historically, growth and value have taken turns leading the market, and a well-conceived investment strategy that includes both can help an investor pursue long-term performance while controlling risk. Many of our portfolio managers anticipate considerable levels of volatility in the market in the coming months, so now, perhaps more than any time in the past few years, maintaining a diversified portfolio may be important.
     I encourage you to review this report carefully and to visit us on the Internet at www.steinroe.com for quarterly updates on the Funds' progress.
     As always, we thank you for choosing the Stein Roe Equity Funds and for the opportunity to serve your investment needs.

     Sincerely,

     /s/ Stephen E. Gibson

     Stephen E. Gibson
     President
     May 15, 2000

2

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PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

              SIX-MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS
                          Periods Ended March 31, 2000

                                          PAST     ONE      FIVE      10     LIFE OF
                                        6 MONTHS   YEAR     YEARS    YEARS    FUND
                                      -------------------------------------------------
GROWTH STOCK FUND*                        45.13%   41.15%   31.93%   21.34%      --%
Lipper Large-Cap Growth Fund Average      38.35    39.33    29.49    20.20       --
DISCIPLINED STOCK FUND                     9.53    22.48    12.02    11.87       --
Lipper Mid-Cap Value Fund Average         16.95    22.00    15.84    13.22       --
CAPITAL OPPORTUNITIES FUND*               69.12    69.65    23.67    17.22       --
Lipper Mid-Cap Growth Fund Average        69.73    96.70    29.07    20.83       --
STANDARD & POOR'S 500 INDEX               17.50    17.93    26.75    18.82       --
STANDARD & POOR'S MIDCAP 400 INDEX        32.06    38.08    24.08    19.11       --
GROWTH INVESTOR FUND*                     39.05    31.40    30.43       --    27.98
Lipper Multi-Cap Growth Fund Average      56.31    66.36    30.28       --    26.69
SMALL COMPANY GROWTH FUND*                74.23   111.52       --       --    30.14
Russell 2000 Index                        26.83    37.29       --       --    14.46
Lipper Small-Cap Growth Fund Average      65.63    93.88       --       --    25.50
S&P 600                                   19.00    30.70       --       --    14.05


Lipper Inc., a monitor of mutual fund performance and the source of the above category averages, reclassified each Stein Roe Fund shown above into a new peer group as of 9/30/99. For the six-months, one-, five- and ten-year periods shown there were 489, 448, 192 and 64 funds in the large-cap growth category, respectively; 192, 188, 81 and 34 funds in the mid-cap value category, respectively; 233, 219, 81 and 30 funds in the mid-cap growth category, respectively; 386, 371, 155 and 120 funds in the multi-cap growth category, respectively; and 255, 247 and 122 funds in the small-cap growth category, respectively.

                                                    PAST      ONE      LIFE OF
                                                  6 MONTHS    YEAR       FUND
                                                -------------------------------

MIDCAP GROWTH FUND*                                67.88%    75.01%     31.00%
Lipper Multi-Cap Growth Fund Average               56.26     66.10      36.76
STANDARD & POOR'S MIDCAP 400 INDEX                 32.06     38.08      23.89

THE FUND BEGAN OPERATING ON 6/30/97. Lipper Inc., a monitor of mutual fund performance and the source of the above category average, reclassified the Fund shown above into a new peer group as of 9/30/99. For the six months, one-year and life of fund periods shown, there were 383, 368 and 263 funds, respectively, in the multi-cap growth category.

                                                    PAST      ONE      LIFE OF
                                                  6 MONTHS    YEAR       FUND
                                                --------------------------------
LARGE COMPANY FOCUS FUND*                          24.55%    26.81%     24.37%
Lipper Large-Cap Core Fund Average                 21.89     21.82      20.11
STANDARD & POOR'S 500 INDEX                        17.50     17.93      18.83

THE FUND BEGAN OPERATING ON 6/26/98. Lipper Inc., a monitor of mutual fund performance and the source of the above category average, reclassified the Fund shown above into a new peer group as of 9/30/99. For the six months, one year and life of fund periods shown, there were 448, 433 and 355 funds, respectively, in the large-cap core category. Benchmark performance for life of fund period is from 6/30/98.

*Due to market volatility after the close of the quarterly period, current performance is lower to significantly lower than that shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of any Stein Roe fund; they are not available for direct investment.

                                                                               3

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INVESTMENT COMPARISONS
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT March 31, 1990 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE GROWTH STOCK FUND

[Line Chart]
              Stein Roe                                Lipper Large Cap Growth
Date          Growth Stock Fund    S&P 500 Index       Fund Average (64 Funds)
3/31/90       10000                10000               10000
3/31/91       11996                11438               11910
3/31/92       14422                12698               13781
3/31/93       15953                14630               15231
3/31/94       15804                14847               15856
3/31/95       17310                17151               17337
3/31/96       22926                22649               22476
3/31/97       26415                27134               25225
3/31/98       38858                40145               37089
3/31/99       49037                47559               47606
3/31/00       69198                56111               64860

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment made on March 31, 1990, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc.


GROWTH OF A $10,000 INVESTMENT June 30, 1997 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE MIDCAP GROWTH FUND

[Line Chart]
                                   S&P            Lipper Multi-Cap
                 Stein Roe         Midcap         Growth Fund
                 Midcap Growth     400            Average
                 Fund              Index          (263 Funds)
6/30/97          10000             10000          10000
9/30/97          10770             11608          11362
12/31/97         10959             11705          10971
3/31/98          12659             12994          12443
6/30/98          12749             12716          12674
9/30/98          10409             10876          10884
12/31/98         12629             13942          13705
3/31/99          11999             13053          14501
6/30/99          12909             14899          15676
9/30/99          12499             13649          15393
12/31/99         18026             15995          20955
3/31/00          21001             18023          24249

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of middle-capitalization stocks that differs from the composition of the Fund; it is not available for direct investment. Source:
Lipper Inc.

INVESTMENT COMPARISONS CONTINUED
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT March 31, 1990 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE DISCIPLINED STOCK FUND

[Line chart]

                  Stein Roe                            Lipper Mid-Cap
                  Disciplined         S&P Mid-Cap      Value Fund Average
                  Stock Fund          400 Index        (34 Funds)
3/31/90           10000               10000            10000
3/31/91           11141               12043            10977
3/31/92           12736               14627            13094
3/31/93           15202               16990            15185
3/31/94           16081               18037            16528
3/31/95           17402               19539            17929
3/31/96           21195               25129            22420
3/31/97           22496               27795            25566
3/31/98           32206               41421            36319
3/31/99           25060               41611            31531
3/31/00           30696               57458            36829

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment made on March 31, 1990, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc.


GROWTH OF A $10,000 INVESTMENT June 30, 1998 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE LARGE COMPANY FOCUS FUND

[Line chart]

               Stein Roe
               Large                         Lipper Large-Cap
               Company        S&P 500        Core Fund Average
               Focus Fund     Index          (355 Funds)
6/30/98        10000          10000          10000
9/30/98         8712           9007           8862
12/31/98       10308          10923          10791
3/31/99        11555          11467          11284
6/30/99        12343          12275          12009
9/30/99        11764          11508          11285
12/31/99       14223          13220          13205
3/31/00        14685          13524          13810

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment made on June 30, 1998, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc. Benchmark performance is from 6/30/98.

                                                                               5

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INVESTMENT COMPARISONS CONTINUED
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT March 31, 1990 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE CAPITAL OPPORTUNITIES FUND

[Line chart]
               Stein Roe                     Lipper Mip-Cap
               Capital                       Growth Fund
               Opportunities  S&P MidCap     Average
               Fund           400 Index      (30 Funds)
3/31/90        10000           10000         10000
3/31/91         9196           12043         11796
3/31/92        11383           14627         14402
3/31/93        12401           16990         16003
3/31/94        14813           18037         18321
3/31/95        16926           19539         20520
3/31/96        26864           25129         28185
3/31/97        23201           27795         27073
3/31/98        33937           41421         38695
3/31/99        28857           41611         40967
3/31/00        48964           57458         70179

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment made on March 31, 1990, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc.

GROWTH OF A $10,000 INVESTMENT April 30, 1994 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE GROWTH INVESTOR FUND

[Line chart]
               Stein Roe
               Growth                        Lipper
               Investor       S&P 500        Multi-Cap
               Fund           Index          Growth Fund
4/30/94        10000          10000          10000
9/30/94        10239          10398          10184.7
3/31/95        11414          11406          10823.3
9/30/95        14396          13485          13277.7
3/31/96        16465          15063          14362.5
9/30/96        19511          16222          15769.4
3/31/97        19293          18045          15316.6
9/30/97        24656          22777          20159.5
3/31/98        28903          26698          22073.8
9/30/98        24932          24843          19310.4
3/31/99        32783          31629          25789.8
9/30/99        30978          31743          27412.1
3/31/00        43088          37301          42617.6

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on April 30, 1994, and reinvestment of income and capital gains distributions. The index shown above is an unmanaged groups of stocks that differ from the composition of the Fund; they are not available for direct investment.

6

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INVESTMENT COMPARISONS CONTINUED
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT March 31, 1996 to March 31, 2000
--------------------------------------------------------------------------------

STEIN ROE SMALL COMPANY GROWTH FUND

[Line chart]

               Stein Roe
               Small
               Company                       Russell
               Growth         S&P 600        2000
               Fund           Index          Index

3/31/96        10000          10000          10000
9/30/96        11271.5        10537          11432
3/31/97         9987.39       10542          10402
9/30/97        13998.4        14034          10839
3/31/98        14655.6        14927          14874
9/30/98        11101.4        11363          16008
3/31/99        13663.4        12500          12095
9/30/99        15942.2        13530          12944
3/31/00        26498.5        17160          16916


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on March 31, 1996, and reinvestment of income and capital gains distributions. The indices are an unmanaged group of stocks that differ from the composition of the Fund; they are not available for direct investment.





                                                                               7

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QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH ERIK GUSTAFSON, PORTFOLIO MANAGER OF GROWTH STOCK FUND AND SR&F GROWTH STOCK PORTFOLIO

                                   FUND DATA

     INVESTMENT OBJECTIVE AND STRATEGY:
     Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis in the technology, financial services, health care and global franchise sectors.

     FUND INCEPTION:
     July 1, 1958


     TOTAL NET ASSETS:
     $1,153.2 million

     [Graphic]



Q: HOW DID THE GROWTH STOCK FUND PERFORM DURING THE FIRST HALF OF FISCAL 2000?
GUSTAFSON: The Fund performed very well between September 30, 1999, and March 31, 2000. With a total return of 45.13%, the Fund outperformed the 17.50% total return for the Standard & Poor's 500 Index by a considerable margin.

Q: MOST OF THE ATTENTION--AND THE GAINS--IN THE MARKET WERE FOCUSED ON TECHNOLOGY STOCKS DURING THIS PERIOD. CAN THE PORTFOLIO INVEST IN THIS SECTOR?
GUSTAFSON: Yes, it can. The Portfolio focuses on large-capitalization, high-quality stocks, especially in those areas of the market where companies have been able to generate above-average growth in earnings or have been able to exceed their earnings estimates. Larger companies have been the most successful at this in recent years. Of course, that has included a fair number of the biggest technology companies.
     Investors favored large-company stocks in the most recent period, in part because


Photo of: Erik Gustafson


they had produced faster earnings growth than any other asset class.

Q: WHICH INVESTMENTS CONTRIBUTED THE MOST TO THE PORTFOLIO'S PERFORMANCE?
GUSTAFSON: The best-performing sector in the portfolio was technology. At 53% of total net assets, technology was also the largest sector in the Portfolio.
     As the U.S. economy transforms itself from one based on industry to one built on information, technology has become a critical element. "Technology" is an all-encompassing term that embraces a number of subsectors, such as semiconductors and computer hardware. Within this broad category, certain areas fared better than others. For the Fund, the greatest performance came from

8

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Q&A CONTINUED
--------------------------------------------------------------------------------

companies involved in the communications revolution-- semiconductors, optics, wireless operators and storage device providers.
     In the United States, use of wireless communications tools is estimated at approximately 27% of the total available market. In Scandinavia, market penetration is roughly 60%. The United States is definitely lagging behind Europe and Japan in this area. There appears to be enormous room for growth, and demand exploded during the period. This explains the strong results for our positions in cell phone manufacturers Ericsson, Motorola and Nokia (3.2%, 3.1% and 2.6% of net assets, respectively) and optical telecommunications systems providers Corning and JDS Uniphase (3.7% and 2.9%, respectively, of net assets).
     Expanding demand for semiconductors in cell phones and Internet applications has put that subsector on a growth trajectory after several years in a downward cycle, so our holdings in Texas Instruments, Atmel and LSI Logic (3.9%, 3.1% and 3.2%, respectively, of net assets) delivered strong results as well.
     Another technology stock that performed exceedingly well was EMC (3.9% of net assets), a dominant company in the data storage device business and one of the Fund's top five holdings.

Q: WERE THERE ANY NON-TECHNOLOGY HOLDINGS THAT BOOSTED PERFORMANCE OF THE PORTFOLIO?
GUSTAFSON: The Portfolio benefited from investments in ATT-Liberty Media and Clear Channel Communications (2.7% and 2.3%, respectively, of net assets). We also initiated a position in Enron, a natural gas carrier that is moving into telecommunications (though it is still categorized as an energy stock). Enron (4.3% of net assets) turned out to be one of the outstanding performers in the Portfolio.

Q: WHICH INVESTMENTS PERFORMED POORLY?
GUSTAFSON: Health care stocks and financial services companies underperformed. For the former, government and regulatory issues dampened investor enthusiasm for the stocks, including our holdings in Pfizer and Johnson & Johnson (1.8% and 1.7% of net assets, respectively). However, we remain committed to this sector because we feel that baby boomers will need and demand more and better health care in the future. As for the latter group, the Federal Reserve pushed short-term rates up three times since November 1999, and the rising rates hurt our investments in companies like Citigroup and General Electric (2.9% and 3.0% of net assets,

Q&A CONTINUED
--------------------------------------------------------------------------------

respectively). (The majority of GE's profits recently have derived from its GE Capital unit, so we view it as a financial services stock.)

Q: WHAT ARE YOUR THOUGHTS ON THE STOCK MARKET GOING FORWARD?
GUSTAFSON: Technology has been very volatile, and we believe the volatility is here to stay for the immediate future. Nonetheless, we remain committed to this sector, because we believe technology companies are still the most likely to deliver fast earnings growth. And, in spite of the poor results in health care, we have been adding to our core holdings there.
     As we move forward, we intend to intensify our focus on companies that appear most able to meet earnings estimates. We look for the economy to remain strong while the inflationary pressures ease. A growing economy combined with a low rate of inflation can be the perfect environment for growth stocks, so we are cautiously optimistic for our market segment.

FUND HIGHLIGHTS AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                           SR&F GROWTH STOCK PORTFOLIO
                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

Cisco Systems                  5.8%         Texas Instruments               3.9%
Microsoft                      5.1          Corning Incorporated            3.7
Enron                          4.3          Applied Materials               3.4
Tyco International             4.1          Ericsson                        3.2
EMC Corp.                      3.9          LSI Logic                       3.2


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                      PORTFOLIO    S&P 500 INDEX
                                                    ----------------------------
Number of Holdings                                          36              500
Dollar Weighted Median Market Capitalization ($Mil.)    75,915         85,679.3


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

        Equity Portfolio                                  S&P 500 Index
          [Pie chart]                                       [Pie chart]
              0%                 Basic Materials                2%
             13%                 Consumer Cyclical             12%
             10%                 Consumer Non-Cyclical         15%
              4%                 Energy                         6%
              3%                 Financial                     13%
             11%                 Industrial                     7%
             53%                 Technology                    35%
              6%                 Utilities                     10%

--------------------------------------------------------------------------------
                                ASSET ALLOCATION

        As of September                                     As of March
           30, 1999                                          31, 2000
          [Pie chart]                                       [Pie chart]
            96.0%                Equities                     98.6%
             4.0%                Cash & Equivalents            1.4%

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH STEVE HAYWARD, PORTFOLIO MANAGER OF MIDCAP GROWTH FUND (FORMERLY STEIN ROE GROWTH OPPORTUNITIES FUND)

                                   FUND DATA

     INVESTMENT OBJECTIVE AND STRATEGY:
     Stein Roe Midcap Growth Fund seeks long-term growth by investing at least 65% of its assets in common stocks of mid-cap companies that the portfolio manager believes have long-term growth potential.

     FUND INCEPTION:
     June 30, 1997

     NET ASSETS:
     $72.9 million

     [Graphic]



Q: HOW DID MIDCAP GROWTH FUND PERFORM FOR THE SIX MONTHS ENDED MARCH 31, 2000?
HAYWARD: We are very pleased with the Fund's total return of 67.88%, which compares very favorably to the 32.06% total return for its benchmark, the unmanaged Standard & Poor's MidCap 400 Index. In addition, we attribute the strong results to changes that brought the Portfolio more in line with the Fund's aggressive growth objective. Returns attributable to investments in newly-issued public companies reflected the very favorable initial public offering market and may not be sustainable.

Q: WHAT WERE THOSE CHANGES?
HAYWARD: Previously, the Fund invested in stocks of all capitalization sizes and owned as many as 75 issues. Between November 1999 and the end of the first quarter of 2000, many of the slower-growing, large-capitalization stocks in the Portfolio were sold. Then, we began to construct the Portfolio with more mid-cap growth stocks. As of


Photo of: Steve Hayward


March 31, the Fund was invested in approximately 50 stocks and the average market capitalization was less than $9 billion, compared to more than $35 billion last fall.

Q: WITH THE CHANGE IN FOCUS, WHAT TYPES OF COMPANIES ARE YOU LOOKING FOR?
HAYWARD: We still look for companies with the ability to produce higher earnings growth than the market. That's why 58% of the Portfolio consisted of technology stocks at March 31. Technology and telecommunications appear to be the future of our economy, so for the foreseeable future, technology companies may well be the ones with the greatest potential for sustainable growth. Of course, that

Q&A CONTINUED
--------------------------------------------------------------------------------

doesn't include all technology stocks. During the past six months, we stayed away from the high-flying but potentially profitless e-tailers and dot.com issues.

Q: WHICH STOCKS PERFORMED WELL?
HAYWARD: Of the ten stocks in the Portfolio that performed best, nine were technology or telecommunications issues that in some way create or support the infrastructure to the newly emerging, technology-based economy. Among them were Inktomi, SDL, Inc., and Broadcom (2.7%, 2.9% and 2.7%, respectively, of net assets), as well as Scientific-Atlanta, Time-Warner Telecom and Spectrasite (1.7%, 2.7% and 1.9%, respectively, of net assets).

Q: WHAT'S SO APPEALING ABOUT STOCKS LIKE THESE?
HAYWARD: A common denominator among many of them is that they may stand to profit no matter which companies become the "household names" of the technology revolution. For example, SDL manufactures lasers for undersea cable. Regardless of which company or companies finally become the brand names in global communications, the winner(s) will need undersea cable -- and products like SDL's -- to conduct business. Likewise, Spectrasite owns towers for communications antennas. As long as the Internet and wireless communications keep expanding, we expect this well-run company to show growth in revenues and cash flow.

Q: DID ANY OTHER INVESTMENTS CONTRIBUTE SIGNIFICANTLY TO PERFORMANCE?
HAYWARD: Outside technology, the results were mixed, and the strong performers were not concentrated in any one sector. One of the strongest was Midwest retailer Kohl's (2.8% of net assets), which has launched an aggressive expansion plan that has taken it into new territory.
     Also, we generated about 3%-7% of our total dollar appreciation in the Fund from our participation in IPOs, where held the securities for less than two weeks.

Q: LOOKING BACK, WHAT WOULD YOU HAVE DONE DIFFERENTLY?
HAYWARD: We would have invested in more semiconductor manufacturers. Growing demand for wireless communications has meant more demand for semiconductor chips to use in cell phones. The semiconductor subsector did very well in the past six months.

Q&A CONTINUED
--------------------------------------------------------------------------------

Q: LOOKING AHEAD, WHAT ARE YOUR PLANS FOR THE FUND?
HAYWARD: As the first half of the fiscal year ended, the equity markets were very volatile. Some of this was inevitable, since some sectors, like technology, had a very rapid runup in a short period of time. We weren't surprised by the reversal, only its magnitude, and we remained committed to owning technology. In fact, we plan to use the volatility in the market to buy more of those tech and telecom stocks that we feel have the brightest prospects.

     Having said that, we should point out that, although the Fund has a sizable investment in these "new economy" companies, it's not a technology fund. We're interested in any mid-cap companies with promising fundamentals. And since we're committed to keeping the Fund fully invested and diversified, we'll be looking at a wide variety of mid-cap (and, opportunistically, large-cap) stocks.

     Our chief concern for the coming six months is the potential impact of politics in an election year. Areas such as health care and energy may be greatly effected by the political debate, so we'll be cautious in those areas.

FUND HIGHLIGHTS AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

                          STEIN ROE MIDCAP GROWTH FUND
                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

SDL                             2.9%        Harley Davidson                 2.7%
Flextronics                     2.9         Inktomi                         2.7
Kohls                           2.8         Broadcom                        2.7
Univision                       2.8         Comverse Technologies           2.6
Time Warner                     2.7         Entrust Technologies            2.3


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                        S&P
                                                      PORTFOLIO      400 INDEX
                                                    ----------------------------
Number of Holdings                                        51            400
Dollar Weighted Median Market Capitalization ($Mil.) 6,362.3        2,750.6


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

          Equity Portfolio                           S&P MidCap 400 Index
          [Pie Chart]                                       [Pie chart]
              0%                  Technology                   32%
             19%                  Consumer Cyclical            12%
              5%                  Consumer Non-Cyclical         8%
              3%                  Financial                     9%
              7%                  Energy                        6%
              2%                  Basic Materials               4%
             58%                  Utilities                     9%
              6%                  Industrial                    8%



--------------------------------------------------------------------------------
                                ASSET ALLOCATION

      As of September 30, 1999                       As of March 31, 2000
          [Pie chart]                                       [Pie chart]
             96.3%                Equities                     91.0%
              3.7%                Cash & Equivalents            9.0%

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH DANIEL CANTOR AND JEFFREY KINZEL, PORTFOLIO MANAGERS
OF DISCIPLINED STOCK FUND AND SR&F DISCIPLINED STOCK PORTFOLIO


                                    FUND DATA

     INVESTMENT OBJECTIVE AND STRATEGY:
     Stein Roe Disciplined Stock Fund seeks long-term growth from common stocks of mid capitalization companies. The Portfolio may also invest in companies that have large market capitalizations.

     FUND INCEPTION:
     May 22, 1968

     NET ASSETS:
     $519.3 million

     [Graphic]

Q: HOW DID THE FUND PERFORM DURING THE FIRST HALF OF FISCAL 2000?
CANTOR: With a total return of 9.53% for the six months ended March 31, 2000, the Disciplined Stock Fund did not keep pace with the Standard & Poor's MidCap 400 Index. However, this result compared favorably with the average total return for mid-cap value funds, which rose 8.8%, according to Morningstar, Inc.

Q: WHAT FACTORS MOST INFLUENCED THE PORTFOLIO'S PERFORMANCE?
CANTOR: The biggest factor was undoubtedly the market's preference for growth stocks in general and technology stocks in particular. The Fund is underweighted in technology stocks relative to the Standard & Poor's MidCap 400 Index. Further, since taking over the Fund in mid-1999, we have gradually exchanged


Photos of: Dan Cantor and Jeffery Kinzel


many of the small-cap and distressed stocks in the Portfolio for stocks with market capitalizations ranging from $2 billion to $10 billion. We intend to continue to make this transition. However, the ownership of these small-cap and distressed stocks was a modest drag on performance.

Q: DID ANY STOCKS IN THE PORTFOLIO DO PARTICULARLY WELL?
KINZEL: One standout was Devry (2.9% of net assets). The company is known for its technical institutes and other private educational alternatives to public universities. Due to burgeoning demand for personnel in the technology area and rising enrollment, the company has done very well.

Q&A CONTINUED
--------------------------------------------------------------------------------

   Reynolds & Reynolds (1.6% of net assets) was another solid performer. Though the stock was trading at just ten times earnings, the long-term earnings growth potential for the company was about 15% per year. The creator of hardware and specialized software for auto dealerships, Reynolds owns the lion's share of the market with newer auto retailers, such as the auto superstores. Reynolds' services and products help boost efficiency and productivity for their customers. Additionally, the company has a number of e-commerce and Internet businesses that could be spun off if the stock does not appropriately reflect their underlying value going forward.
   We also are pleased with our investments in Kansas City Southern Industries (2.4% of net assets), primarily a financial services company that gained 18% after we purchased it; and Continental Airlines (0.8% of net assets), up approximately 20% since purchase.
   As a group, airline stocks have been beaten down due to concerns about rising interest rates and oil prices. Of the group, Continental offered the most attractive price at the time we purchased it, although this reasonable price appeared inconsistent with Continental's above-average growth prospects. We are impressed with the company's current management team, which has refocused the business on growing its strong but underserved hub cities. Also, management has aggressively bought back about one-quarter of the company's shares in the last two years.

Q: WHICH OPPORTUNITIES PROVED DISAPPOINTING?
KINZEL: Many of the stocks that underperformed had cyclical characteristics. Some, such as Freeport-McMoran Copper & Gold and Cooper Tire & Rubber (each 0.7% of net assets), were part of basic industries that are mature and are facing pricing pressures.

Q: WHAT ARE YOUR PLANS FOR REPOSITIONING THE FUND?
CANTOR: We continue our work on transitioning the Fund from a small- to a mid-cap fund in an orderly fashion. We expect to continue to pare back the longer-standing positions to make room for more compelling buys as opportunities present themselves. As always, we will look for well-managed companies that exhibit earnings growth potential and can be purchased at attractive valuations. As of March 31, 2000, the Fund still had significant holdings in small-cap securities. However, since the transitioning began in May 1999, new purchases of small-cap stocks have totaled only 12% of the Fund's purchases. As stated above, we will continue to sell smaller-capitalization

Q&A CONTINUED
--------------------------------------------------------------------------------
and distressed securities in favor of mid-caps as long as we believe that divesting the stocks will not be detrimental to the Fund and its shareholders.
    From our perspective, the rotation away from technology that began in mid-March has been good news. The transition to a market less obsessed with technology at any price and more focused on valuation and risk is consistent with our investment approach. Further, we expect heightened market volatility to continue, which should allow us to reshape the Portfolio as unusual opportunities appear.

FUND HIGHLIGHTS AS OF MARCH 31, 2000

--------------------------------------------------------------------------------
                           SR&F DISCIPLINED STOCK FUND
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

AVX                              3.8%     First Health Group               3.0%
Littlefuse                       3.8      Devry                            2.9
OM Group                         3.6      Cross Timber Oil                 2.9
Andrew Corp.                     3.4      Kansas City Southern Ind.        2.4
Telephone & Data                 3.1      Dexter                           2.4


--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                    S&P MIDCAP
                                                      PORTFOLIO      400 INDEX
--------------------------------------------------------------------------------
Number of Holdings                                        59            400
Dollar Weighted Median Market
  Capitalization ($Mil.)                             2,435.8        2,750.6


--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN

                            Equity Portfolio                S&P MidCap 400 Index

[PIECHART]

BASIC MATERIALS                    17%                               4%
CONSUMER CYCLICAL                  20                               12
CONSUMER NON-CYCLICAL              12                                8
ENERGY                              7                                6
FINANCIAL                           7                                9
INDUSTRIAL                         16                                8
TECHNOLOGY                         16                               32
UTILITIES                           5                                9


-------------------------------------------------------------------------------

                                ASSET ALLOCATION

                           As of September 30, 1999         As of March 31, 2000

EQUITIES                            90.5%                           91.2%
CASH & EQUIVALENTS                   9.5%                            8.8%

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------

AN INTERVIEW WITH DAVE BRADY, PORTFOLIO MANAGER
OF STEIN ROE LARGE COMPANY FOCUS FUND


   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Large Company Focus Fund seeks long-term growth by investing in a non-diversified portfolio of equity securities that the manager believes have above-average growth potential.

   FUND INCEPTION:
   June 26, 1998

   NET ASSETS:
   $71.1 million


Q: HOW DID THE FUND PERFORM DURING THE SIX MONTH ENDED MARCH 31, 2000?
BRADY: I'm very pleased with the Fund's total return of 24.55%, which compares favorably with the 17.50% total return generated by the Standard & Poor's 500 Index.

Q: TO WHAT DO YOU ATTRIBUTE THIS SUPERIOR PERFORMANCE?
BRADY: The Fund has a concentrated portfolio of just 15 to 25 issues (25 as of March 31), so results -- good or bad -- for any single holding have a greater impact on the Fund's performance than they would for the more diversified benchmark. During this most recent period, results were generally good, especially for the Fund's technology stocks. We saw sizable gains for several companies that were growing as the Internet expanded. These included Cisco Systems, Apple Computer, Network Appliance and Intuit (4.3%, 7.6%, 2.9% and 2.7% of net assets, respectively). Cisco and Network Appliance provide hardware to companies building out their technology infrastructure. Apple is a major supplier of personal computers, and Intuit markets popular consumer software programs (Quicken and TurboTax), as well as Internet-based financial services.

Q: WERE ALL YOUR STRONG PERFORMERS TECHNOLOGY STOCKS?
BRADY: No, they were not. Safeway (3.8% of net assets), a relatively new holding, and AES Corp. (4.4% of net assets) both chalked up sizable gains. The former is the premier low-cost operator of supermarkets and is known for its strong, savvy management. The latter is a leading global independent power company.
   Another contributor was American Home Products (3.5% of net assets), a pharmaceutical and health care company. The company has an

Photo of: Dave Brady

Q&A CONTINUED
--------------------------------------------------------------------------------

impressive product pipeline and one of the lowest exposures to patent expiration. The new product pipeline could add billions of dollars in sales to AHP's already robust sales volume. In addition, the company is considered an attractive takeover target, which could boost its share price.
   Vodafone, the UK-based wireless communications company (5.8% of net assets) was also a standout. We acquired this position through our interest in AirTouch, a U.S.-based wireless operations company that was bought by Vodafone last year. Today, Vodafone is the world's largest wireless communications carrier.

Q: WHICH STOCKS DETRACTED FROM PERFORMANCE?
BRADY: Mattel, the toy manufacturer, proved to be the biggest disappointment and we divested our holdings before the end of the period. The stock struggled as management paid too much to acquire The Learning Company and then couldn't make the newcomer fit into Mattel's business mix.
   Other disappointments came from the financial services sector, where rising interest rates continued to hurt even the best-run companies. South Trust (3.4% of assets), a leading regional bank in the Southeast, and Household International, Inc. (4.1% of assets) both suffered. For Household International, Inc., the poor showing is hardest to explain. Its execution has been terrific, and earnings grew 33% in 1999, exceeding expectations. We have strong convictions about the stock and have maintained our position.

Q: WHAT'S YOUR OUTLOOK FOR THE FUND?
BRADY: I believe the Federal Reserve is nearing the end of its program of raising interest rates, with only one or two more rate hikes to come. In the second half of 2000, interest rates should decline and inflation worries should abate. Add to this a healthy economy that has continued to grow at 4% per annum, and I see plenty of reason to be optimistic about prospects for the Fund. It is invested in companies that have dominated their industries, that are well run and that have experienced growth in sales and earnings. While technology may have fallen from the king-of-the-hill position it held earlier this year, I believe there is still plenty of room for growth in this sector and many others. To me, this spells opportunity to buy good stocks, perhaps at more reasonable prices than we saw in the most recent period.

FUND HIGHLIGHTS AS OF MARCH 31, 2000

--------------------------------------------------------------------------------
                       STEIN ROE LARGE COMPANY FOCUS FUND
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Apple Computer Inc.              7.6%     EMC Corp.                        4.9%
Microsoft Corp.                  6.8      Comcast Corp.                    4.6
Motorola, Inc.                   5.8      AES Corp.                        4.4
Vodafone AirTouch                5.8      Cisco Systems Inc.               4.3
Pitney Bowes, Inc.               5.3      Household International, Inc.    4.1


--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                    PORTFOLIO          S&P 500
--------------------------------------------------------------------------------
Number of Holdings                                       25             500
Dollar Weighted Median
  Market Capitalization ($Mil.)                    31,755.3        85,679.3


--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN

[pie chart]

                         Equity Portfolio              S&P 500 Index

Basic Materials                   0%                         2%
Consumer Cyclical                11                         12
Consumer Non-Cyclical            10                         15
Energy                            2                          6
Financial                        11                         13
Industrial                        3                          7
Technology                       48                         35
Utilities                        15                         10


--------------------------------------------------------------------------------

                                ASSET ALLOCATION

[pie charts]

                           As of September 30, 1999         As of March 31, 2000

Equities                             99.9%                          97.0%
Cash & Equivalents                    0.1%                           3.0%

Q&A
--------------------------------------------------------------------------------

AN INTERVIEW WITH DAVE BRADY AND STEVE HAYWARD, PORTFOLIO MANAGERS OF CAPITAL OPPORTUNITIES FUND


                                   FUND DATA

   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Capital Opportunities Fund seeks long-term growth by investing in the stocks of aggressive growth companies. An aggressive growth company has the ability to increase its earnings at an above-average rate.

   FUND INCEPTION:
   March 31, 1969

   NET ASSETS:
   $635.4 million


Photos of: Steve Hayward and Dave Brady


Q: HOW DID THE FUND PERFORM DURING THE FIRST HALF OF FISCAL 2000?
HAYWARD: The Fund generated a total return of 69.12% for the six months ended March 31, 2000, or more than double the 32.06% total return for the unmanaged Standard & Poor's MidCap 400 Index.

Q: WHAT WERE THE MAJOR INFLUENCES ON PERFORMANCE?
HAYWARD: The biggest influences on results were the continued repositioning of the Portfolio and the strength of technology and telecommunications stocks.
   Since last May the Fund has been gradually restructured to focus more on the growth potential of medium-sized companies. I assumed co-portfolio manager responsibilities in December and, at that time, we accelerated the repositioning. We trimmed the Fund's exposure to the large-company sector of the market by trading 15 or so larger-cap stocks that had posted strong gains in the past but no longer exhibited the rapid growth potential characteristic of medium-size companies. In their place, we put companies with market capitalizations below $9 billion that we felt had better growth prospects. As a result, the median market capitalization of the Fund's holdings dropped from $8.8 billion in December to less than $8 billion at the end of the period.

Q: DID YOU MAKE OTHER CHANGES TO THE FUND'S INVESTMENT STYLE?
HAYWARD: No. The Fund continues to be diversified -- at least 50 to 55 positions, with no more than 5% of total assets invested in any single issue. And we continue to look for individual companies that we believe can generate the above-average earnings growth for an investor.

Q: IN WHAT SECTORS DID YOU FIND THESE GROWTH STOCKS?
HAYWARD: Nearly sixty percent of total assets at March 31 was invested in technology and telecommunications issues. We also had a sizable allocation to consumer companies.
   Our economy is being restructured around technology and telecommunications. More than just the Internet, this change encompasses businesses that provide infrastructure for the transformation, whether it's semiconductors for handheld phones or software that facilitates broadband communications. We chose not to invest in the financially weak e-tailers and looked instead for companies that were positioned to turn the demand-for-information-flow phenomenon into solid earnings.
   For example, we added to a position in American Tower (1.6% of net assets), which erects towers for communications antennas. Whichever companies ultimately win the struggle for dominance in local and long-distance wireless communication, it's likely they'll need towers and antennas to transmit voice and data signals. We also bought Scientific Atlanta (2.0% of net assets), which turned out to be one of our better performers. The company supplies products to cable operators and satellite service providers that allow them to deliver more content and services to their customers.
   Other strong performers were Network Appliance, Broadcom and SDL, Inc. (2.9%, 2.9%, and 3.4% of net assets, respectively). The first supplies equipment for computer networks. Broadcom manufactures semiconductors for broadband communications, and SDL produces lasers for undersea cable. Although these are large-capitalization companies, we chose to keep them due to their superior growth prospects.

Q: WHAT OTHER SECTORS DID YOU FOCUS ON?
HAYWARD: When looking for new opportunities, we observe what consumers are buying. That led to purchases of Kohl's (2.4% of net assets), an aggressively expanding, Midwest-based department store chain; Harley-Davidson (2.2% of net assets), the motorcycle manufacturer; and a few financial services stocks. For instance, we bought Northern Trust (1.9% of net assets) because we expect more people to use professional money management services.
   Some of our positions are more opportunistic. Late in the fourth

Q&A CONTINUED
--------------------------------------------------------------------------------

quarter, we added oil services stocks to the Portfolio as the cost of a barrel of crude oil approached $34.
   These non-technology holdings helped to bolster the Fund's performance in March, when the technology-driven NASDAQ reversed course, falling from an historic peak of 5132 on March 10 to 4573 at March 31.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?
HAYWARD: The selloff in technology was not unexpected, though it was more virulent than we anticipated. We think the sector will rally later in the year. In the meantime, we are taking advantage of this period of weakness to "weed the garden," removing underperformers and increasing the holdings in which we have the most conviction.
   Going forward, our biggest concern will be election-year politics, which may well affect sectors like energy, health care, and education. For the time being, we expect to keep the Fund underweighted in these areas. We are less concerned about the possibility of future interest rate increases and their impact on the markets. We look for continued volatility in the market but view this more as an opportunity to strengthen our positions in the best growth stocks we can find.

FUND HIGHLIGHTS AS OF MARCH 31, 2000

--------------------------------------------------------------------------------
                      STEIN ROE CAPITAL OPPORTUNITIES FUND
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

SDL, Inc.                        3.4%     Exodus Communications            2.8%
Sanmina                          3.2      Heftel Broadcasting              2.7
Comverse Technologies            3.0      JDS Uniphase                     2.5
Network Appliance                2.9      Inktomi                          2.5
Broadcom                         2.9      Kohls                            2.4


--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                      S&P MIDCAP
                                                       PORTFOLIO       400 INDEX
--------------------------------------------------------------------------------
Number of Holdings                                          61            400
Dollar Weighted Median
  Market Capitalization ($Mil.)                        7,541.9        2,750.6


--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN

[pie charts]

                                 Equity Portfolio           S&P MidCap 400 Index

Basic materials                          0                             4
Consumer Cyclical                       23                            12
Consumer Non-Cyclical                    3                             8
Energy                                   1                             6
Financial                                5                             9
Industrial                               0                             8
Technology                              59                            32
Utilities                                9                             9


--------------------------------------------------------------------------------

                                ASSET ALLOCATION

                      As of September 30, 1999              As of March 31, 2000

Equities                        99.0%                               91.4%
Bonds                            1.0%                                0.3%
Net Cash & Equivalents                                               8.3%

Q&A
--------------------------------------------------------------------------------

AN INTERVIEW WITH DAVE BRADY, CO-PORTFOLIO MANAGER
FOR STEIN ROE GROWTH INVESTOR FUND


                                   FUND DATA

INVESTMENT OBJECTIVE AND STRATEGY
Stein Roe Growth Investor Fund seeks long-term growth by investing primarily in common stocks believed to have long-term growth potential.

FUND INCEPTION
March 31, 1999

NET ASSETS
$29.4 million
[graphic]

Q: HOW DID THE FUND PERFORM THROUGH MARCH 31, 2000?
BRADY: We achieved excellent results for the first half of the fiscal year. The Fund generated a total return or 39.05%, significantly outperforming the 17.50% total return for the Standard & Poor's 500 Index. The driving force behind our results was a high allocation to technology, but it's important to remember that this is not a technology fund. We make a point of diversifying across industry sectors and investment styles, both of which helped to keep results in positive territory when technology ran out of steam at the end of the six-month period.

Q: PLEASE EXPLAIN MORE ABOUT THE FUND'S DIVERSIFICATION.
BRADY: We manage the Fund as though it were an investor's only mutual fund holding, so we want to be sure to include the best of many different aspects of the market. The Portfolio's core has always been large-cap, high-quality growth companies. We surround this nucleus with other conservatively managed companies that demonstrate clear potential for gains in sales and earnings, whether small- or mid-cap, growth or value. At the end of the period, the Fund held 55 securities in eight industrial sectors.


Photo of: Dave Brady


Q: WHICH TECHNOLOGY STOCKS ADDED THE MOST TO THE BOTTOM LINE DURING THIS RECENT PERIOD?
BRADY: The most outstanding companies were ones that dominated their respective market niches and were experiencing boom times as the Internet grows. For instance, we did very well with our investment in Cisco Systems (4.8% of net assets). Cisco has been a major beneficiary of companies' need to rebuild their telecommunications infrastructure to handle voice, email and data transmissions. In that same vein, Veritas Software (2.4% of net assets),

Q&A CONTINUED
--------------------------------------------------------------------------------
a leader in storage software, and Network Appliance (3.2% of net assets), the largest supplier of network attached storage systems, have been riding the Internet wave.
   We also enjoyed successes with our semiconductor holdings, including Atmel and Maxim Integrated Products (2.9% and 2.5% of net assets, respectively); and with business- to-business software providers. For example, Tibco (1.7% of net assets) has done extremely well for us. The company develops software that allows other software packages to communicate with one another. This so-called middleware has been a very fast growing area of the market.

Q: HOW DID THINGS EVOLVE IN YOUR NON-TECHNOLOGY STOCKS?
BRADY: Star performers outside the technology arena included Safeway (2.5% of net assets), a well-managed, low-cost operator of supermarkets. Late in the period, when technology got knocked down, the price of this value stock went up dramatically. Another stellar stock was Calpine (1.3% of net assets). An independent power company that uses mostly natural gas, this business has grown rapidly. The stock has risen 120% since we purchased it this year.
   With one exception, the underperformers in the Portfolio also were non-technology issues. Among them were Johnson & Johnson, the health care company; Clear Channel, a leading owner/operation of radio stations nationwide; and McDonald's Corp., where concern over lackluster growth in its international business hurt the stock. These companies represented 1.0%, 1.4%, and 2.0% of net assets, respectively.
   Finally, performance also was hurt by our investment in MCI Worldcom, a long-time core position (1.3% of net assets). MCI was a victim of investor uncertainty over its pending merger with Sprint.

Q: WHAT DO YOU EXPECT FOR THE NEXT SIX MONTHS?
BRADY: I am very optimistic. Although the markets took a downturn after mid-March, all of the factors that made the past few years profitable ones for investors remain intact. I look for the domestic economy to continue to grow at or above 4% for rest of year, just as it has for the past four years. Looking at the bigger picture, the circumstances that have driven record market expansion remain unchanged. Baby boomers still need more for retirement and still have discretionary dollars to place in the market. In the short run, interest rates should be less of an issue, since the Federal Reserve appears closer to the end of its program of raising interest rates than the beginning. Finally, the stocks we own represent companies whose reasons for growth are solid. In my view, now is the time to add to them.

FUND HIGHLIGHTS AS OF MARCH 31, 2000

--------------------------------------------------------------------------------
                            SR&F GROWTH INVESTOR FUND
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Cisco System                     4.8%     EMC Corp.                        2.6%
Network Appliance                3.2      Safeway                          2.5
Microsoft Corp.                  2.9      Maxim Intergated Products        2.5
Atmel                            2.9      Veritas Software                 2.4
Apple Computer                   2.8      General Electric                 2.4


--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                        S&P 500
                                                       PORTFOLIO         INDEX
--------------------------------------------------------------------------------
Number of Holdings                                          55            500
Dollar Weighted Median
  Market Value ($Mil.)                                  22,127       85,679.3


--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN

[pie chart]

                                 Equity Portfolio                  S&P 500 Index

Basic Materials                          1                               2
Consumer Cyclical                       16                              12
Consumer Non-Cyclical                    6                              15
Energy                                   1                               6
Financial                                6                              13
Industrial                               6                               7
Technology                              51                              35
Utilities                               13                              10


--------------------------------------------------------------------------------

                                ASSET ALLOCATION

[pie chart]

                           As of September 30, 1999         As of March 31, 2000

Equities                             96.6%                          98.1%
Cash & Equivalents                    3.4%                           1.9%

Q&A
--------------------------------------------------------------------------------

AN INTERVIEW WITH WILLIAM M. GARRISON, PORTFOLIO MANAGER
OF THE STEIN ROE SMALL COMPANY GROWTH FUND.


                                    FUND DATA

   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Small Company Growth Fund seeks long-term growth appreciation by investing in stocks of small, growing companies.

   FUND INCEPTION:
   March 25, 1996

   NET ASSETS:
   $29.5 million
   [graphic]


Q: HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE FOR THE SIX MONTHS ENDED MARCH 31, 2000?
GARRISON: In a word, excellent. At 74.23%, the total return for Stein Roe Small Company Growth Fund was exceptional, and well ahead of the 19.00% total return for the Standard & Poor's Small Company 600 Index. I believe these results are a strong endorsement of changes made since last May to give the Fund a purer growth strategy while maintaining broad diversification. We did, however, generate about 9.0% of our total dollar appreciation in the Fund from our participation in IPOs. We held these securities for less than two weeks.

Q: HOW BROADLY DIVERSIFIED IS THE FUND?
GARRISON: By the end of the period, we held 148 names, including a moderate number of mid-cap stocks. We also have about 5% of the Portfolio invested in stocks where we received the shares on initial public offerings.


Photo of: William M. Garrison


Q: WHAT CAN YOU TELL US ABOUT THE SMALL-CAP MARKET IN THE PAST SIX MONTHS?
GARRISON: The past two quarters were a wonderful period for small-cap investors. Driven by a virtual explosion in technology and communications, and to a lesser extent, biotechnology, absolute performance for small companies improved dramatically. Calendar year 1999 was the first year since 1993 that small- and mid-cap growth stocks outpaced their large-cap counterparts. The favorable IPO market has helped bring attention to the opportunities for small-cap investors.

Q: WHAT DO YOU MEAN WHEN YOU SAY THE IPO MARKET WAS "FAVORABLE"? HOW DID YOU PARTICIPATE IN IT?
GARRISON: First, there was a tremendous amount of activity,

Q&A CONTINUED
--------------------------------------------------------------------------------
especially in the technology sector. Second, most IPOs were well received and generated some significant gains. We evaluate IPOs by the same criteria that we apply to other stocks. We participated in a number of new offerings. We intend to hold some of these stocks for the long term and have traded others within days or weeks of buying them because we could no longer justify holding the position. Returns attributable to investments in newly-issued public companies reflected the very favorable initial public offering market and may not be sustainable.

Q: WHAT INVESTMENTS CONTRIBUTED THE MOST TO PERFORMANCE?
GARRISON: At the risk of sounding like a broken record, I'll say they were technology holdings. Six months ago we told you about ART Technology Group (0.7% of net assets), a producer of software products that allow businesses to better manage Internet relationships. At that time, it had gained 200% since we bought it. In the past two quarters, it advanced another 245%. Likewise, we saw robust results for Macromedia, Mercury Interactive, and Micrel (0.9%, 1.0% and 0.6% of net assets, respectively). All four have moved into mid-cap territory due to price appreciation, but we have held onto them because we feel each still has considerable growth potential.
   One stock we divested was JDS Uniphase, which had become a large-cap holding and had appreciated 1640% since we purchased it 14 months ago.
   Other growers in the Portfolio included two communications businesses -- Primus Telecommunications and Pinnacle Holdings -- and several health care stocks. At 2.5% of net assets as of March 31, Primus was one of the Fund's top ten holdings. The company is a provider of international telecommunications services for both voice and data. Pinnacle Holdings (1.1% of net assets) leases towers used to transmit wireless communications.
   The biotechnology industry is finally emerging from the lab and bringing products to the market, making the possibility of revenues and earnings real for the first time. Investors have responded positively to this progress, which helped to push up prices of biotech stocks. We used the upswing to sell one holding, Alkermes, which had appreciated substantially since our initial purchase in late August 1999. We also bought shares of Maxygen when the company went public. The company has developed a process for speeding the time to develop new drugs. However, investor response was too enthusiastic for our tastes -- the stock had advanced by more than 900% when we exited the position in early March, with a holding period of less than three months.

Q&A CONTINUED
--------------------------------------------------------------------------------
Q: WHAT IS YOUR OUTLOOK FOR SMALL-CAP INVESTING?
GARRISON: The preceding six months were remarkable, but we can't expect that to last. By the end of the period, the market had already begun to take back some of what it had given us. Still, we see good long-term opportunities out there. Looking at it from the bigger picture, I believe that technology has leveled the playing field and that large, market-dominating companies no longer have the same advantages as before. Technology has made it possible for small-caps to compete more effectively.

FUND HIGHLIGHTS AS OF MARCH 31, 2000

--------------------------------------------------------------------------------
                       STEIN ROE SMALL COMPANY GROWTH FUND
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Methode Electronics Inc.         2.8%     Clickaction                      1.5%
Primus Telecommunication         2.5      Varian Semiconductor             1.4
Tut Systems                      1.9      Prosofttraining.com              1.2
Independent Energy               1.9      Dusa Pharamaceuticals            1.2
MRV Communications               1.7      Actuate Corp.com                 1.2


--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                        S&P 600
                                                       PORTFOLIO         INDEX
--------------------------------------------------------------------------------
Number of Holdings                                         148            600
Dollar Weighted Median
  Market Value ($Mil.)                                   1,000          957.7


--------------------------------------------------------------------------------

                            ECONOMIC SECTOR BREAKDOWN

[pie chart]

                                     Equity Portfolio              S&P 600 Index

Technology                                   50%                         28%
Consumer Cyclical                            11                          16
Health Care                                   9                          11
Capital Goods                                 7                          13
Communication Services                        5                           1
Energy                                        5                           4
Consumer Staples                              4                           7
Financial                                     3                          11
Transportation                                3                           3
Utilities                                     2                           3
Basic Materials                               1                           3


--------------------------------------------------------------------------------

                                ASSET ALLOCATION

[pie chart]

                            As of September 30, 1999        As of March 31, 2000

Equities                             98.1%                          91.0%
Bonds                                 1.9%                           8.9%

SR&F GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCKS - 98.6%                                       SHARES         VALUE
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 2.9%
   INSURANCE CARRIERS
   Citigroup, Inc....................................        1,000      $ 59,312

MANUFACTURING - 58.2%
   CHEMICALS & ALLIED PRODUCTS - 4.9%
   Amgen, Inc. (a)...................................          500        30,687
   Johnson & Johnson.................................          500        35,031
   Pfizer, Inc.......................................        1,000        36,563
                                                                        --------
                                                                         102,281

   COMMUNICATIONS EQUIPMENT - 8.9%
   Motorola, Inc.....................................          450        64,069
   Nokia Oyj ADR.....................................          250        54,312
   Telefonakteibolaget LM Ericsson...................          700        65,669
                                                                        --------
                                                                         184,050

   ELECTRICAL INDUSTRIAL EQUIPMENT - 3.0%
   General Electric Co...............................          400        62,075

   ELECTRONIC & ELECTRICAL EQUIPMENT - 5.3%
   Atmel Corp. (a)...................................        1,250        64,531
   Flextronics International Ltd. (a)................          650        45,784
                                                                        --------
                                                                         110,315
   ELECTRONIC COMPONENTS - 9.8%
   Gemstar International Group Ltd. (a)..............          300        25,800
   LSI Logic Corp. (a)...............................          900        65,363
   Novellus Systems, Inc. (a)........................          550        30,869
   Texas Instruments, Inc............................          500        80,000
                                                                        --------
                                                                         202,032
   MACHINERY & COMPUTER EQUIPMENT - 13.1%
   Applied Materials, Inc. (a).......................          750        70,688
   Cisco Systems, Inc. (a)...........................        1,550       119,834
   EMC Corp. (a).....................................          650        81,250
                                                                        --------
                                                                         271,772
   MEASURING & ANALYZING INSTRUMENTS - 5.4%
   JDS Uniphase Corp. (a)............................          500        60,281
   Medtronic, Inc....................................        1,000        51,437
                                                                        --------
                                                                         111,718
   MISCELLANEOUS MANUFACTURING - 4.1%
   Tyco International Ltd............................        1,700        84,787

   STONE, CLAY, GLASS & CONCRETE - 3.7%
   Corning, Inc......................................          400        77,600

MINING & ENERGY - 4.3%
   OIL & GAS FIELD SERVICES
   Enron Corp........................................        1,200        89,850

RETAIL TRADE - 6.6%
   APPAREL & ACCESSORY STORES - 2.5%
   Kohl's Corp. (a)..................................          500        51,250

--------------------------------------------------------------------------------
SR&F GROWTH STOCK PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE

RETAIL TRADE - 6.6% (CONTINUED)
   BUILDING, HARDWARE & GARDEN SUPPLY - 3.0%
   Home Depot, Inc...................................          975    $   62,888

   MISCELLANEOUS RETAIL - 1.1%
   Walgreen Co.......................................          850        21,888

SERVICES - 11.4%
   COMPUTER SOFTWARE - 9.2%
   Microsoft Corp. (a)...............................        1,000       106,250
   Oracle Corp., (a).................................          750        58,547
   Veritas...........................................          200        26,200
                                                                      ----------
                                                                         190,997
   ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 2.2%
   Genentech, Inc. (a)...............................          300        45,600

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS, & SANITARY SERVICES - 15.2%
   BROADCASTING - 5.1%
   AT&T Corp-Liberty Media Group Class A (a).........          950        56,288
   Clear Channel Communications, Inc. (a)............          700        48,344
                                                                      ----------
                                                                         104,632
   ELECTRIC SERVICES - 1.9%
   AES Corp. (a).....................................          500        39,375

   TELECOMMUNICATION - 8.2%
   American Tower Corp. Class A (a)..................        1,000        49,375
   Global Crossing Ltd. (a)..........................          750        30,703
   MCI WorldCom, Inc. (a)............................        1,013        45,879
   Vodafone AirTouch PLC ADR.........................          800        44,450
                                                                      ----------
                                                                         170,407
                                                                      ----------
TOTAL COMMON STOCKS (cost of $1,154,377) (b).........                  2,042,829
                                                                      ----------

--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.2%                                  PAR
COMMERCIAL PAPER
   Associates First Capital,
     4.17%(c) 4/3/00.................................      $23,955        23,947
                                                                      ----------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - 0.2%....................                      3,735
                                                                      ----------
NET ASSETS - 100.0%..................................                 $2,070,511
                                                                      ==========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b) At March 31, 2000, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $888,452, consisting of gross unrealized appreciation of $917,905 and gross unrealized depreciation of $29,453.

(c)  Rate represents yield at time of purchase.

            Acronym                  Name
            -------                  ----
              ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

STEIN ROE MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCKS - 90.3%                                       SHARES         VALUE
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 6.5%
   DEPOSITORY INSTITUTIONS - 2.3%
   Northern Trust Corp...............................           25       $ 1,689


   FINANCIAL SERVICES - 2.7%
   Federated Investors, Inc. - Class B...............           35           956
   Knight/Trimark Group, Inc. .......................           20         1,020
                                                                        --------
                                                                           1,976
   INSURANCE CARRIERS - 1.5%
   MGIC Investment Corp. ............................           25         1,091

MANUFACTURING - 23.4%
   CHEMICALS & ALLIED PRODUCTS - 2.3%
   Forest Laboratories, Inc..........................           20         1,690

   COMMUNICATIONS EQUIPMENT - 2.6%
   Comverse Tech.....................................           10         1,890

   ELECTRONIC MACHINERY, COMPONENTS & SUPPLIES - 1.7%
   Harmonic, Inc.....................................           15         1,249

   ELECTRONIC & ELECTRICAL EQUIPMENT - 6.3%
   Aeroflex, Inc.....................................           25         1,238
   Flextronics Intl LTD..............................           30         2,113
   Scientific-Atlanta, Inc...........................           20         1,268
                                                                        --------
                                                                           4,619
   ELECTRONIC COMPONENTS - 4.1%
   Broadcom Corp., Class A...........................            8         1,943
   Sawtek, Inc.......................................           20         1,051
                                                                        --------
                                                                           2,994
   PRINTING & PUBLISHING - 3.7%
   Time Warner Telecom - Class A.....................           25         1,988
   Tribune Co........................................           20           731
                                                                        --------
                                                                           2,719
   TRANSPORTATION EQUIPMENT - 2.7%
   Harley-Davidson, Inc..............................           25         1,984

MINING & ENERGY - 1.4%
   OIL & GAS EXTRACTION
   Noble Drilling Corp...............................           25         1,036

RETAIL TRADE - 5.6%
   APPAREL & ACCESSORY STORES - 2.8%
   Kohl's Corp......................................            20         2,050

   FOOD STORES - 1.5%
   Starbucks Corp....................................           25         1,120

   MISCELLANEOUS RETAIL - 1.3%
   Bed Bath & Beyond, Inc............................           25           984

STEIN ROE MIDCAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

SERVICES - 21.0%
   BUSINESS SERVICES - 2.5%
   Korn/Ferry International..........................           30        $  893
   Tmp Worldwide, Inc................................           12           933
                                                                        --------
                                                                           1,826
   COMPUTER RELATED SERVICES - 8.9%
   Digex, Inc........................................           15         1,664
   Entrust Technologies, Inc.........................           20         1,702
   Internap Network Services.........................           15           690
   Spectrasite Holdings, Inc.........................           50         1,416
   Teligent, Inc. - Class A..........................           15         1,001
                                                                        --------
                                                                           6,473
   COMPUTER SOFTWARE - 9.6%
   Citrix Systems, Inc...............................           10           663
   Inktomi Corp......................................           10         1,950
   Lycos, Inc........................................           15         1,054
   Network Solutions, Inc............................           10         1,537
   Register.Com......................................           10           695
   USA Networks, Inc.................................           50         1,127
                                                                        --------
                                                                           7,026

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 30.7%
   BROADCASTING - 5.0%
   CSG Systems International, Inc....................           25         1,220
   Cumulus Media, Inc. - Class A.....................           25           359
   Univision Communications, Inc. - Class A..........           18         2,034
                                                                        --------
                                                                           3,613
   CABLE - 1.0%
   Adelphia Communications Corp. - Class A...........           15           735

   COMMUNICATIONS - 1.5%
   Research in Motion Ltd............................           10         1,065

   GAS SERVICES - 1.2%
   Kinder Morgan, Inc................................           25           863

   RAILROAD - 1.8%
   Kansas City Southern Industries, Inc..............           15         1,289

   TELECOMMUNICATION - 19.2%
   Allegiance Telecom, Inc...........................           20         1,614
   Diamond Tech Partners, Inc........................           20         1,315
   Level 3 Communications............................           15         1,586
   PC-Tel, Inc.......................................           20         1,505
   Pegasus Communications Corp.......................           10         1,408
   Pinnacle Holdings, Inc............................           30         1,657
   RF Micro Devices, Inc.............................           10         1,344
   SDL, Inc..........................................           10         2,129
   Telocity, Inc.....................................           40           495
   Western Wireless Corp. - Class A..................           20           916
                                                                        --------
                                                                          13,969
   WATER TRANSPORTATION - 1.0%
   Royal Caribbean Cruises Ltd.......................           25           700

STEIN ROE MIDCAP GROWTH FUND CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

WHOLESALE TRADE - 1.7%
   NONDURABLE GOODS
   Suiza Foods Corp..................................           30       $ 1,208
                                                                        --------
TOTAL COMMON STOCKS (cost of $50,760)................                     65,858
                                                                        --------

--------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS - 0.7%                                  PAR
U.S.TREASURY BONDS
   0.00% 07/20/00....................................          500           491
                                                                        --------
TOTAL GOVERNMENT OBLIGATIONS (cost of $493)..........                        491
                                                                        --------
TOTAL INVESTMENTS (cost of $51,253)(b)...............                     66,349
                                                                        --------

--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 7.2%
COMMERCIAL PAPER
   Associates First Capital,
     4.17%(c) 04/03/00...............................        2,680         2,679
   UBS Finance,
     4.19%(c) 04/03/00...............................        2,600         2,599
                                                                        --------
                                                                           5,278
                                                                        --------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - 1.8%....................                      1,313
                                                                        --------
NET ASSETS - 100%....................................                   $ 72,940
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-incoming producing security

(b) At March 31, 2000, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $15,096, consisting of gross unrealized appreciation of $18,758 and gross unrealized depreciation of $3,662.

(c)  Rate represents yield at time of purchase.

                    Par value                   Unrealized
                     covered      Expiration   depreciation
       Type       by contracts       month      at 03/31/00
       ----       ------------    ----------   ------------
    Nasdaq 100        $ 800          June          $ 165

See Accompanying Notes to Financial Statements.

SR&F DISCIPLINED STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCK - 91.2%                                        SHARES         VALUE
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 6.5%
   DEPOSITORY INSTITUTIONS - 5.8%
   Chase Manhattan Corp..............................          100       $ 8,719
   Golden West Financial Corp........................          362        11,280
   Washington Mutual, Inc............................          383        10,139
                                                                        --------
                                                                          30,138
   INSURANCE CARRIERS - 0.7%
   Premark International Inc.........................           75         3,558

MANUFACTURING - 49.9%
   CHEMICALS & ALLIED PRODUCTS - 14.6%
   Air Products & Chemicals, Inc.....................          200         5,687
   Bristol-Myers Squibb Co...........................           50         2,887
   Dexter Corp.......................................          235        12,455
   E.I. DuPont De Nemours & Co.......................          100         5,288
   Ecolab, Inc.......................................          257         9,421
   Imperial Chemical Industries PLC ADR..............          375        12,107
   Millennium Chemicals, Inc.........................          254         5,082
   OM Group, Inc.....................................          410        18,650
   Praxair, Inc......................................          100         4,163
                                                                        --------
                                                                          75,740
   COMMUNICATIONS EQUIPMENT - 3.9%
   Andrew Corp. (a)..................................          764        17,474
   SABRE Group Holdings, Inc.........................           72         2,669
                                                                        --------
                                                                          20,143
   ELECTRICAL INDUSTRIAL EQUIPMENT - 3.8%
   Littlefuse, Inc. (a)..............................          535        19,628

   ELECTRONIC COMPONENTS - 3.8%
   AVX Corp..........................................          260        19,734

   LEATHER - 1.5%
   Wolverine World Wide, Inc.........................          731         8,041

   LIGHTING EQUIPMENT - 0.5%
   U.S. Industries, Inc..............................          253         2,793

   LUMBER & WOOD PRODUCTS - 0.8%
   Georgia Pacific Corp..............................          100         3,956

   MACHINERY & COMPUTER EQUIPMENT - 5.9%
   Compaq Computer Corp..............................          200         5,325
   Flowserve Corp....................................          365         4,699
   International Business Machines Corp..............           60         7,080
   Seagate Technology, Inc. (a)......................          166         9,989
   Silicon Graphics, Inc. (a)........................          320         3,380
                                                                        --------
                                                                          30,473

SR&F DISCIPLINED STOCK PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

MANUFACTURING - 49.9% (CONTINUED)
   MEASURING & ANALYZING INSTRUMENTS - 4.5%
   Acuson Corp. (a)..................................          587       $ 8,690
   Biomet, Inc.......................................          270         9,821
   Mallinckrodt, Inc.................................          170         4,888
                                                                        --------
                                                                          23,399
   PRIMARY METAL - 0.9%
   Carpenter Technology Corp.........................          220         4,579

   PRIMARY SMELTING - 0.8%
   Phelps Dodge Corp.................................           86         4,081

   PRINTING & PUBLISHING - 1.6%
   Reynolds & Reynolds Co............................          300         8,100

   RUBBER & PLASTIC - 2.8%
   Carlisle Cos., Inc................................          281        11,248
   Cooper Tire & Rubber Co...........................          280         3,518
                                                                        --------
                                                                          14,766
   STONE, CLAY, GLASS & CONCRETE - 0.3%
   Gentex Corp. (a)..................................           44         1,631

   TEXTILE MILL PRODUCTS - 0.4%
   Unifi, Inc........................................          245         2,194

   TRANSPORTATION EQUIPMENT - 3.8%
   Eaton Corp........................................           54         4,212
   Lear Corp. (a)....................................          177         4,978
   Superior Industries International, Inc............          330        10,463
                                                                        --------
                                                                          19,653
MINING & ENERGY - 4.7%
   CRUDE PETROLEUM & NATURAL GAS - 2.9%
   Cross Timber Oil Co...............................        1,166        15,234

   METAL & MINING - 0.7%
   Freeport-McMoran Copper & Gold, Inc...............          300         3,619

   OIL & GAS FIELD SERVICES - 1.1%
   Petroleum Geo-Services ADR (a)....................          322         5,582

RETAIL TRADE - 4.3%
   APPAREL & ACCESSORY STORES - 1.9%
   TJX Companies, Inc................................          450         9,984

   GENERAL MERCHANDISE STORES - 1.4%
   Federated Department Stores, Inc. (a).............          180         7,515

   MISCELLANEOUS RETAIL - 1.0%
   Borders Group, Inc. (a)...........................          310         5,328

SR&F DISCIPLINED STOCK PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

SERVICES - 13.8%
   AUTO REPAIR, RENTAL & PARKING - 0.6%
   Hertz Corp........................................           90       $ 3,066


   BUSINESS SERVICES - 3.7%
   Interim Services Inc. (a).........................          550        10,209
   Pittston Brink's Group............................          540         9,184
                                                                        --------
                                                                          19,393
   EDUCATIONAL SERVICES - 2.9%
   Devry, Inc. (a)...................................          500        15,250

   HEALTH SERVICES - 5.0%
   Columbia/HCA Healthcare Corp......................          405        10,249
   First Health Group Corp. (a)......................          495        15,661
                                                                        --------
                                                                          25,910
   PERSONAL SERVICES - 1.6%
   Cintas Corp.......................................          218         8,523

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 10.4%
   AIR TRANSPORTATION - 1.4%
   AMR Corp. (a).....................................          100         3,187
   Continental Airlines, Inc. (a)....................          100         4,088
                                                                        --------
                                                                           7,275
   COMMUNICATIONS - 3.1%
   Telephone & Data Systems, Inc.....................          143        15,873

   GAS SERVICES - 1.2%
   El Paso Energy Corp...............................          150         6,056

   RAILROAD - 2.4%
   Kansas City Southern Industries, Inc..............          145        12,461

   TELECOMMUNICATION - 1.5%
   Bell Atlantic Corp................................          125         7,641

   WATER TRANSPORTATION - 0.8%
   Tidewater, Inc....................................          131         4,167

WHOLESALE TRADE - 1.6%
   DURABLE GOODS - 1.6%
   Arrow Electronics, Inc. (a).......................          239         8,418
                                                                        --------
TOTAL COMMON STOCKS (cost of $356,065)(b)............                    473,902
                                                                        --------

--------------------------------------------------------------------------------

SR&F DISCIPLINED STOCK PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 9.0%                                  PAR         VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER
   Associates First Capital 4.17%(c) 04/03/00........      $17,510      $ 17,504
   CVS Corp. 3.10%(c) 04/05/00.......................       12,000        11,992
   GTE Corp. 3.07%(c) 04/03/00.......................       17,000        16,994
                                                                        --------
                                                                          46,490
                                                                        --------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - (0.2)%..................                    (1,115)
                                                                        --------
NET ASSETS - 100%....................................                   $519,277
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At March 31, 2000 the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $117,837, consisting of gross unrealized appreciation of $149,349 and gross unrealized depreciation of $31,512.

(c)  Rate represents yield at time of purchase.

            Acronym                  Name
            -------                  ----
              ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

STEIN ROE LARGE COMPANY FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCKS - 97.0%                                       SHARES         VALUE
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 10.6%
   DEPOSITORY INSTITUTIONS - 6.5%
   MBNA Corp.........................................           85       $ 2,167
   Southtrust Corp...................................           96         2,437
                                                                        --------
                                                                           4,604
   NONDEPOSITORY CREDIT INSTITUTIONS - 4.1%
   Household International, Inc......................           77         2,884

MANUFACTURING - 36.9%
   CHEMICALS & ALLIED PRODUCTS - 3.5%
   American Home Products Corp.......................           46         2,488

   COMMUNICATIONS EQUIPMENT - 5.8%
   Motorola, Inc.....................................           29         4,129

   ELECTRONIC & ELECTRICAL EQUIPMENT - 2.7%
   Intuit Inc. (a)...................................           35         1,903

   MACHINERY & COMPUTER EQUIPMENT - 16.9%
   Apple Computer Inc................................           40         5,433
   Cisco Systems Inc.(a).............................           40         3,077
   EMC Corp. (a).....................................           28         3,500
                                                                        --------
                                                                          12,010
   OFFICE MACHINES - 5.4%
   Pitney Bowes, Inc.................................           85         3,798

   PAPER PRODUCTS - 2.6%
   Avery Dennison Corp...............................           30         1,838

MINING & ENERGY - 2.1%
   OIL & GAS FIELD SERVICES
   Enron Corp........................................           20         1,498

RETAIL TRADE - 3.8%
   FOOD STORES
   Safeway, Inc. (a).................................           60         2,715

SERVICES - 15.3%
   COMPUTER RELATED SERVICES - 2.9%
   Network Appliance Inc. (a)........................           25         2,069

   COMPUTER SOFTWARE - 10.0%
   Microsoft Corp.(a)................................           46         4,845
   Rational Software Corp. (a).......................           30         2,295
                                                                        --------
                                                                           7,140
   ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 2.4%
   Genentech, Inc. (a)...............................           11         1,672

STEIN ROE LARGE COMPANY FOCUS FUND CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS AND SANITARY SERVICES - 28.3%
   BROADCASTING - 5.8%
   CBS Corp..........................................           48       $ 2,718
   Clear Channel Communications, Inc.................           20         1,381
                                                                        --------
                                                                           4,099
   COMMUNICATIONS - 2.9%
   Crown Castle Intl Corp. (a).......................           55         2,083

   ELECTRIC SERVICES - 4.4%
   AES Corp. (a).....................................           40         3,150

   TELECOMMUNICATION - 15.2%
   Arrowpoint Communications (a).....................            5           581
   Comcast Corp-Special Class A......................           75         3,253
   MCI Worldcom Inc. (a).............................           64         2,882
   Vodafone AirTouch PLC ADR.........................           74         4,112
                                                                        --------
                                                                          10,828
                                                                        --------
TOTAL COMMON STOCKS (Cost of $53,513)(b).............                     68,908
                                                                        --------

--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 2.4%                                  PAR
--------------------------------------------------------------------------------

COMMERCIAL PAPER 2.4%
   Associates First Capital 4.17%(c) 04/03/2000......       $1,720         1,719
                                                                        --------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, 0.6%.....................                        442
                                                                        --------
TOTAL NET ASSETS - 100%..............................                   $ 71,069
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At March 31, 2000, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $15,395, consisting of gross unrealized appreciation of $18,877 and gross unrealized depreciation of $3,482.

(c)  Rate represents yield at time of purchase.

            Acronym                  Name
            -------                  ----
              ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

STEIN ROE CAPITAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCKS - 91.4%                                       SHARES         VALUE
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 3.8%
   DEPOSITORY INSTITUTIONS - 1.9%
   Northern Trust Corp...............................          175      $ 11,823

   INSURANCE CARRIERS - 1.2%
   MGIC Investment Corp..............................          175         7,634

   SECURITY BROKERS & DEALERS - 0.7%
   Paine Webber Group, Inc...........................          100         4,400

MANUFACTURING - 28.5%
   CHEMICALS & ALLIED PRODUCTS - 1.7%
   Forest Laboratories, Inc..........................          125        10,562

   COMMUNICATIONS EQUIPMENT - 4.2%
   Comverse Technology, Inc. (a).....................          100        18,900
   Tellabs, Inc. (a).................................          125         7,873
                                                                        --------
                                                                          26,773
   ELECTRONIC MACHINERY, COMPONENTS & SUPPLIES - 1.1%
   Conexant Systems, Inc. (a)........................          100         7,100

   ELECTRONIC & ELECTRICAL EQUIPMENT - 4.2%
   Flextronics International Ltd. (a)................          200        14,087
   Scientific-Atlanta, Inc...........................          200        12,688
                                                                        --------
                                                                          26,775
   ELECTRONIC COMPONENTS - 6.0%
   Broadcom Corp., Class A (a).......................           75        18,216
   Sanmina Corp. (a).................................          300        20,269
                                                                        --------
                                                                          38,485
   MACHINERY & COMPUTER EQUIPMENT - 4.4%
   Exodus Communications, Inc. (a)...................          125        17,563
   Lexmark International Group, Inc. (a).............          100        10,575
                                                                        --------
                                                                          28,138
   MEASURING & ANALYZING INSTRUMENTS - 2.5%
   JDS Uniphase Corp. (a)............................          130        15,673

   PRINTING & PUBLISHING - 1.0%
   Tribune Co........................................          175         6,398

   STONE, CLAY, GLASS & CONCRETE - 1.2%
   Gentex Corp. (a)..................................          200         7,413

   TRANSPORTATION EQUIPMENT - 2.2%
   Harley-Davidson, Inc..............................          175        13,891

MINING & ENERGY - 1.3%
   OIL & GAS EXTRACTION
   Noble Drilling Corp. (a)..........................          125         5,180
   Rowan Companies, Inc. (a).........................          100         2,944
                                                                        --------
                                                                           8,124

STEIN ROE CAPITAL OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 6.5%
   APPAREL & ACCESSORY STORES - 2.4%
   Kohl's Corp. (a)..................................          150      $ 15,375

   FOOD STORES - 1.2%
   Starbucks Corp. (a)...............................          175         7,842

   GENERAL MERCHANDISE STORES - 2.1%
   Dollar Tree Stores, Inc. (a)......................          250        13,031

   MISCELLANEOUS RETAIL - 0.8%
   Bed Bath & Beyond, Inc. (a).......................          125         4,922

SERVICES - 20.2%
   AMUSEMENT & RECREATION - 0.7%
   International Speedway Corp. Class A..............          100         4,494

   BUSINESS SERVICES - 2.3%
   Korn/Ferry International (a)......................          125         3,719
   TMP Worldwide, Inc. (a)...........................           80         6,220
   Young & Rubicam, Inc..............................          100         4,700
                                                                        --------
                                                                          14,639
   COMPUTER RELATED SERVICES - 6.1%
   Fiserv, Inc. (a)..................................          325        12,086
   Network Appliance, Inc. (a).......................          225        18,619
   Teligent, Inc. Class A (a)........................          125         8,351
                                                                        --------
                                                                          39,056
   COMPUTER SOFTWARE - 9.9%
   CMGI, Inc. (a)....................................           40         4,532
   Inktomi Corp. (a).................................           80        15,600
   Lycos, Inc. (a)...................................           75         5,269
   Network Solutions, Inc. (a).......................           80        12,296
   Register.com, Inc. (a)............................           75         5,213
   USA Networks, Inc. (a)............................          350         7,897
   VeriSign, Inc. (a)................................           80        11,960
                                                                        --------
                                                                          62,767
   PERSONAL SERVICES - 1.2%
   Steiner Leisure Ltd. (a)..........................          400         7,700

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 30.1%
   BROADCASTING - 5.9%
   CSG Systems International, Inc. (a)...............          100         4,881
   Cumulus Media, Inc., Class A (a)..................          100         1,437
   Heftel Broadcasting Corp. (a).....................          150        16,988
   Univision Communications, Inc., Class A (a).......          125        14,125
                                                                        --------
                                                                          37,431
   CABLE - 1.1%
   Adelphia Communications Corp., Class A (a)........          150         7,350

STEIN ROE CAPITAL OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 30.1% (CONTINUED)
   COMMUNICATIONS - 3.7%
   Crown Castle International Corp. (a)..............          100       $ 3,787
   Nextlink Communications, Inc., Class A (a)........           75         9,277
   Research in Motion Ltd. (a).......................           60         6,390
   XM Satellite Radio Holdings, Inc., Class A (a)....          125         4,359
                                                                        --------
                                                                          23,813

   TELECOMMUNICATIONS - 18.7%
   Allegiance Telecom, Inc. (a)......................          150        12,094
   American Tower Corp., Class A (a).................          200         9,875
   Diamond Technology Partners, Inc. (a).............          100         6,575
   Level 3 Communications, Inc. (a)..................          125        13,219
   Nextel Partners, Inc., Class A (a)................           60         1,740
   Pinnacle Holdings, Inc. (a).......................          125         6,906
   Proxim, Inc. (a)..................................          100        11,969
   RF Micro Devices, Inc. (a)........................           75        10,078
   SDL, Inc. (a).....................................          100        21,287
   TranSwitch Corp. (a)..............................          100         9,612
   VoiceStream Wireless Corp. (a)....................           75         9,661
   Western Wireless Corp., Class A (a)...............          125         5,727
                                                                        --------
                                                                         118,743
   WATER TRANSPORTATION - 0.7%
   Royal Caribbean Cruises Ltd.......................          150         4,200

WHOLESALE TRADE - 1.0%
   NONDURABLE GOODS
   Suiza Foods Corp. (a).............................          150         6,038
                                                                        --------
TOTAL COMMON STOCKS (cost of $371,449)...............                    580,590
                                                                        --------

--------------------------------------------------------------------------------

STEIN ROE CAPITAL OPPORTUNITIES FUND CONTINUED
--------------------------------------------------------------------------------

BONDS & NOTES - 0.3%                                           PAR         VALUE
--------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS
   U.S Treasury Bond:
     0.000%  07/20/00................................       $1,200       $ 1,179
     6.500%  2/28/00.................................          400           400
                                                                        --------
TOTAL BONDS & NOTES  (cost of $1,579)................                      1,579
                                                                        --------
TOTAL INVESTMENTS  (cost of $373,028)................                    582,169
                                                                        --------

--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.8%
COMMERCIAL PAPER
   Associates First Capital,
     4.17%(c)  4/3/00................................       11,700        11,696
                                                                        --------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 6.5%...............                     41,553
                                                                        --------
NET ASSETS - 100%....................................                   $635,418
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At March 31, 2000, the cost for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $209,141, consisting of gross unrealized appreciation of $229,070 and gross unrealized depreciation of $19,929.

(c)  Rate represents yield at time of purchase.

   Long futures contracts open at March 31, 2000:

                    Par value                   Unrealized
                     covered      Expiration   depreciation
       Type       by contracts       month      at 03/31/00
       ----       ------------    ----------   ------------
    Nasdaq 100       $ 4,000         June         $ (655)

See Accompanying Notes to Financial Statements.

SR&F GROWTH INVESTOR PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCKS - 98.1%                                       SHARES         VALUE
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 6.3%
   DEPOSITORY INSTITUTIONS - 0.7%
   Texas Regional Bancshares, Class A................          375       $ 9,539

   FINANCIAL SERVICES - 2.2%
   The Goldman Sachs Group, Inc......................          300        31,537

   INSURANCE CARRIERS - 2.1%
   Citigroup, Inc....................................          600        29,656

   NONDEPOSITORY CREDIT INSTITUTIONS - 1.3%
   Household International, Inc......................          500        18,656

MANUFACTURING - 32.8%
   CHEMICALS & ALLIED PRODUCTS - 2.9%
   American Home Products Corp.......................          300        14,479
   Johnson & Johnson.................................          450        14,012
   Minerals Technologies, Inc........................          300        13,369
                                                                        --------
                                                                          41,860
   COMMUNICATIONS EQUIPMENT - 3.9%
   Comverse Technology, Inc. (a).....................          300        28,350
   Motorola, Inc.....................................          200        28,475
                                                                        --------
                                                                          56,825
   ELECTRICAL INDUSTRIAL EQUIPMENT - 2.4%
   General Electric Co...............................          255        34,141

   ELECTRONIC & ELECTRICAL EQUIPMENT - 4.7%
   Atmel Corp. (a)...................................          700        41,300
   Intuit, Inc. (a)..................................          500        27,187
                                                                        --------
                                                                          68,487
   ELECTRONIC COMPONENTS - 2.5%
   Maxim Integrated Products (a).....................          500        35,531

   MACHINERY & COMPUTER EQUIPMENT - 10.2%
   Apple Computer, Inc...............................          275        40,744
   Cisco Systems, Inc. (a)...........................          800        69,581
   EMC Corp. (a).....................................          300        37,500
                                                                        --------
                                                                         147,825
   MEASURING & ANALYZING INSTRUMENTS - 1.8%
   KLA - Tencor Corp. (a)............................          300        25,275

   MISCELLANEOUS MANUFACTURING - 0.8%
   Hasbro, Inc.......................................          700        11,550

   OFFICE MACHINES - 1.5%
   Pitney Bowes, Inc.................................          500        22,344

   STONE, CLAY, GLASS & CONCRETE - 2.1%
   Corning, Inc......................................          160        31,040

SR&F GROWTH INVESTOR PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 6.0%
   FOOD STORES - 2.5%
   Safeway, Inc. (a).................................          800      $ 36,200

   MISCELLANEOUS RETAIL - 1.5%
   Walgreen Co.......................................          850        21,888

   RESTAURANTS - 2.0%
   McDonald's Corp...................................          750        28,172

SERVICES - 26.9%
   AMUSEMENT & RECREATION - 0.4%
   Cedar Fair, L.P...................................          315         6,261

   BUSINESS SERVICES - 3.1%
   Equant NV - NY Registered Shares (a)..............          200        17,013
   Sun Microsystems, Inc. (a)........................          300        28,111
                                                                        --------
                                                                          45,124
   COMPUTER RELATED SERVICES - 4.6%
   America Online, Inc. (a)..........................          300        20,175
   Network Appliance, Inc. (a).......................          550        45,513
                                                                        --------
                                                                          65,688
   COMPUTER SOFTWARE - 12.1%
   Doubleclick (a)...................................          100         9,362
   Foundry Networks, Inc. (a)........................          100        14,375
   Inktomi Corp. (a).................................          100        34,125
   Microsoft Corp. (a)...............................          400        42,500
   Rational Software Corp. (a).......................          200        15,300
   Tibco Software, Inc. (a)..........................          300        24,450
   Veritas Software Corp. (a)........................          200        34,388
                                                                        --------
                                                                         174,500
   ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 2.7%
   Gemstar (a).......................................          200        17,200
   Genentech, Inc. (a)...............................           98        14,896
   Paychex, Inc......................................          450        23,569
                                                                        --------
                                                                          55,665
   MOTION PICTURES - 3.9%
   Walt Disney.......................................          800        33,100

   TRAVEL SERVICES - 0.1%
   Sabre Group Holdings..............................           55         2,032

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 26.1%
   BROADCASTING - 7.2%
   AT&T Liberty Media A (a)..........................          500        29,625
   Clear Channel Communications (a)..................          400        20,719
   Hispanic Broadcasting Corp. (a)...................          280        31,710
   Univision Communications, Inc. Class A (a)........          200        22,600
                                                                        --------
                                                                         104,654
   COMMUNICATIONS - 3.0%
   Crown Castle International Corp. (a)..............          700        26,512
   Nextlink Communications, Inc. Class A (a).........          200        24,737
                                                                        --------
                                                                          51,249

SR&F GROWTH INVESTOR PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 26.1% (CONTINUED)
   ELECTRIC SERVICES - 3.6%
   AES Corp. (a).....................................          400    $   31,500
   Calpine Corp. (a).................................          200        18,800
                                                                      ----------
                                                                          50,300

   GAS SERVICES - 1.4%
   Kinder Morgan, Inc................................          600        20,700

   TELECOMMUNICATIONS - 10.9%
   Level 3 Communications, Inc. (a)..................          300        31,725
   MCI WorldCom, Inc. (a)............................          400        18,125
   NTL, Inc. (a).....................................          300        27,844
   Qwest Communications International (a)............          583        28,278
   Sonera Oyj ADR....................................          350        23,231
   Vodafone AirTouch PLC ADR.........................          600        27,781
                                                                      ----------
                                                                         156,984
                                                                      ----------
TOTAL COMMON STOCKS (Cost $837,584) (b)..............                  1,416,783
                                                                      ----------

--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.2%                                  PAR
--------------------------------------------------------------------------------

   COMMERCIAL PAPER
   Associates First Capital 4.17%(c) 04/03/00........      $16,690        16,684
                                                                      ----------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - 0.7%....................                      9,707
                                                                      ----------
NET ASSETS - 100%....................................                 $1,443,174
                                                                      ==========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At March 31, 2000, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $579,199, consisting of gross unrealized appreciation of $600,366 and gross unrealized depreciation of $21,167.

(c)  Rate represents yield at time of purchase.

            Acronym                  Name
            -------                  ----
              ADR         American Depositary Receipt


See Accompanying Notes to Financial Statements.

STEIN ROE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
MARCH 31, 2000 (UNAUDITED, IN THOUSANDS)


COMMON STOCKS - 91.1%                                       SHARES         VALUE
--------------------------------------------------------------------------------

CONSTRUCTION - 1.1%
   Astec Industries, Inc. (a)........................            6        $  165
   Insituform Technologies, Class A (a)..............            5           153
                                                                        --------
                                                                             318
FINANCE, INSURANCE & REAL ESTATE - 2.9%
   DEPOSITORY INSTITUTIONS - 1.2%
   Imperial Bancorp (a)..............................            7           211
   Silicon Valley Bancshares (a).....................            2           151
                                                                        --------
                                                                             362
   FINANCIAL SERVICES - 1.5%
   Espeed, Inc., Class A (a).........................            3           142
   Globalnet Financial.Com (a).......................            6           226
   Profit Recovery Group International, Inc. (a).....            5            85
                                                                        --------
                                                                             453
   REAL ESTATE - 0.2%
   Homeseekers.com, Inc. (a).........................            4            55


MANUFACTURING - 29.2%
   APPAREL - 0.8%
   Chico's Fas, Inc. (a).............................           14           237


   CHEMICALS & ALLIED PRODUCTS - 4.4%
   Alpharma, Inc., Class A...........................            4           129
   Dusa Pharmaceuticals, Inc. (a)....................           15           357
   Jones Pharmaceuticals, Inc........................            4           119
   Medicis Pharmaceutical Corp., Class A (a).........            3           112
   Shire Pharmaceuticals ADR (a).....................            6           325
   Vical, Inc. (a)...................................            2            80
   Zoll Medical Corp. (a)............................            4           179
                                                                        --------
                                                                           1,301
   COMMUNICATIONS EQUIPMENT - 0.6%
   Inter-Tel, Inc....................................            5           126
   ITC Deltacom, Inc. (a)............................            2            64
                                                                        --------
                                                                             190
   ELECTRIC MACHINERY, COMPUTER & SUPPLY - 1.3%
   Aspect Medical Systems, Inc. (a)..................            3            89
   Aspeon, Inc. (a)..................................           11           225
   Dionex Corp. (a)..................................            2            76
                                                                        --------
                                                                             390
   ELECTRONIC & ELECTRICAL EQUIPMENT - 5.7%
   Alaska Communication Systems Holding, Inc. (a)....            5            62
   CTS Corp..........................................            3           188
   Emisphere Technologies, Inc. (a)..................            4           223
   Kemet Corp. (a)...................................            3           190
   Methode Electronics, Class A......................           16           813
   Official Payments Corp. (a).......................            2            80
   QRS Corp. (a).....................................            2           128
                                                                        --------
                                                                           1,684

STEIN ROE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------

MANUFACTURING - 29.2% (CONTINUED)
   ELECTRONIC COMPONENTS - 8.9%
   Burr-Brown Corp. (a)..............................            6        $  302
   Concord Camera Corp. (a)..........................            6           335
   Elantec Semiconductor, Inc. (a)...................            1            96
   JNI Corp. (a).....................................            2           122
   LTX Corp. (a).....................................            4           199
   Micrel, Inc. (a)..................................            2           182
   MRV Communictions, Inc. (a).......................            6           504
   Plexus Corp. (a)..................................            3           173
   Therma-Wave, Inc. (a).............................            3            99
   Tweeter Home Entertainment Group (a)..............            5           199
   Varian Semiconductor Equipment (a)................            7           420
                                                                        --------
                                                                           2,631
   FOOD & KINDRED PRODUCTS - 1.4%
   Amercian National Can Group, Inc. (a).............           25           328
   Canandaigua Brands, Inc., Class A (a).............            2            97
                                                                        --------
                                                                             425
   MACHINERY & COMPUTER EQUIPMENT - 3.1%
   C-Cube Microsystems, Inc. (a).....................            3           189
   Electro Scientific Industries, Inc. (a)...........            5           267
   Electroglas, Inc. (a).............................            5           168
   Ion Networks, Inc. (a)............................            6           198
   Xircom, Inc. (a)..................................            3            93
                                                                        --------
                                                                             915
   MEASURING & ANALYZING INSTRUMENTS - 1.2%
   Orbotech Ltd. (a).................................            2           191
   Teradyne, Inc. (a)................................            2           165
                                                                        --------
                                                                             356
   PAPER PRODUCTS - 0.9%
   Helene Curtis Industries, Inc. (a)................            5           256


   RUBBER & PLASTIC - 0.5%
   AptarGroup, Inc...................................            5           136

   STONE, CLAY, GLASS & CONCRETE - 0.4%
   London Pacific Group, Ltd., ADR...................            5           121


MINING & ENERGY - 4.0%
   CRUDE PETROLEUM & NATURAL GAS - 0.6%
   Triton Energy Corp. (a)...........................            5           179


   METAL MINING - 0.8%
   Stillwater Mining Co. (a).........................            6           236


   OIL & GAS EXTRACTION - 2.1%
   Cal Dive International, Inc. (a)..................            4           213
   Pogo Producing Co.................................            7           209
   Santa Fe Snyder Corp. (a).........................           21           197
                                                                        --------
                                                                             619
   OIL & GAS FIELD SERVICES - 0.5%
   UTI Energy Corp. (a)..............................            4           132

STEIN ROE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------

RETAIL TRADE - 2.6%
   APPAREL & ACCESSORY STORES - 0.1%
   AnnTaylor Stores Corp. (a)........................            2        $   44


   GENERAL MERCHANDISE STORES - 0.4%
   99 Cents Only Stores (a)..........................            1            52
   Tuesday Morning Corp. (a).........................            4            62
                                                                        --------
                                                                             114
   MISCELLANEOUS RETAIL - 1.8%
   Damark International, Inc. (a)....................            7           267
   Zale Corp. (a)....................................            6           264
                                                                        --------
                                                                             531
   RESTAURANTS - 0.3%
   CEC Entertainment, Inc. (a).......................            3            92


SERVICES - 28.5%
   BUSINESS SERVICES - 15.9%
   American Management Systems (a)...................            3           114
   Art Technology Group, Inc. (a)....................            3           197
   Active Software, Inc. (a).........................            3           159
   Actuate Corp. (a).................................            6           344
   Clickaction, Inc. (a).............................            9           432
   Catalina Marketing Corp. (a)......................            1            91
   ChoicePoint, Inc. (a).............................            7           250
   DSP Group, Inc. (a)...............................            5           330
   Extensity, Inc. (a)...............................            2            91
   Intervu, Inc. (a).................................            1           108
   Interim Services, Inc. (a)........................            5            93
   Kronos, Inc. (a)..................................            3            95
   Macromedia, Inc. (a)..............................            3           280
   Matrixone, Inc. (a)...............................            3           108
   Mercury Interactive Corp. (a).....................            4           301
   National Computer Systems, Inc....................            3           157
   Net.Genesis Corp. (a).............................            6           273
   Netamerica.Com Corp. (a)..........................            8           160
   Saleslogix Corp. (a)..............................            5           130
   SEI Investments Co................................            3           295
   Sonicwall, Inc. (a)...............................            2           107
   Sensar Corp. (a)..................................            2           112
   The Bisys Group, Inc. (a).........................            2           113
   Watchguard Technologies, Inc. (a).................            4           324
   Websense, Inc. (a)................................                         19
                                                                        --------
                                                                           4,683
   COMPUTER RELATED SERVICES - 1.8%
   Hall Kinion & Associates, Inc. (a)................            9           212
   Overland Data, Inc. (a)...........................           19           267
   Predictive Systems, Inc. (a)......................            1            59
                                                                        --------
                                                                             538

STEIN ROE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------

SERVICES - 28.5% (CONTINUED)
   COMPUTER SOFTWARE - 6.7%
   724 Solutions, Inc. (a)...........................                     $   13
   Allscripts, Inc. (a)..............................            3           186
   Aspen Technology, Inc. (a)........................            6           230
   Blaze Software, Inc. (a)..........................            3            71
   Bluestone Software (a)............................            4           125
   Clarus Corp. (a)..................................            4           283
   Intraware, Inc. (a)...............................            2            62
   Manugistics Group, Inc. (a).......................            3           171
   Register.Com (a)..................................            4           243
   SPSS, Inc. (a)....................................            4           114
   Symantec Corp. (a)................................            3           195
   TSI International Software Ltd. (s)...............            2           158
   Wind River Systems (a)............................            3           120
                                                                        --------
                                                                           1,971
   EDUCATIONAL SERVICES - 1.9%
   Lightspan Partnership, Inc. (a)...................           11           193
   Prosofttraining.Com (a)...........................           16           368
                                                                        --------
                                                                             561
   ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 1.0%
   Tetra Tech (a)....................................           12           280


   HEALTH SERVICES - 1.2%
   Chromavision Medical Systems (a)..................            9           136
   Novoste Corp. (a).................................            6           228
                                                                        --------
                                                                             364
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 20.7%
   AIR TRANSPORTATION - 0.6%
   Skywest, Inc......................................            4           172


   BROADCASTING - 1.5%
   Acme Communications, Inc. (a).....................            6           144
   Cumulus Media, Inc., Class A (a)..................            8           112
   Radio One, Inc. (a)...............................            2           133
   Salem Communications, Class A (a).................            4            47
                                                                        --------
                                                                             436
   COMMUNICATIONS - 7.4%
   Alamosa Pcs Holdings, Inc. (a)....................            2            60
   Certicom Corp. ...................................            1            60
   Certicom Corp. ...................................            2           191
   Cypress Communications, Inc. (a)..................            4           101
   Eloquent, Inc. (a)................................            5           100
   Focal Communications Corp. (a)....................            2            84
   Genus, Inc. (a)...................................           16           218
   Intervoice-Brite, Inc. (a)........................            9           263
   Interwave Communications Intl., Ltd...............            1            30
   Orckit Communications Ltd.........................            1            67
   Orckit Communications Ltd.........................            2           154
   Telaxis Communications Corp. (a)..................            1            48
   Telecorp PCS, Inc. (a)............................            2           104
   Titan Corp. (a)...................................            2           119
   Tut Systems, Inc. (a).............................           11           571
                                                                        --------
                                                                           2,170

STEIN ROE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Continued                                                   SHARES         VALUE
--------------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 20.7% (CONTINUED)
   ELECTRIC SERVICES - 1.9%
   Independent Energy Holdings, ADR..................           13        $  565


   MOTOR FREIGHT & WAREHOUSING - 0.8%
   American Freightways Corp. (a)....................            8           113
   USfreightways Corp................................            4           135
                                                                        --------
                                                                             248
   TELECOMMUNICATION - 7.4%
   Arrowpoint Communications.........................            2           225
   Blue Wave Systems, Inc. (a).......................           17           270
   FirstWorld Communications, Inc., Class B (a)......            3            61
   Lightpath Technologies, Inc., Class A (a).........            3           122
   Media 100, Inc. (a)...............................            7           237
   Net2000 Communications, Inc. (a)..................            1            26
   Pinnacle Holdings, Inc. (a).......................            6           315
   Primus Telecommunications Group...................           14           724
   Telocity, Inc. (a)................................           16           197
                                                                        --------
                                                                           2,177
   TRANSPORTATION SERVICES - 1.1%
   Circle International..............................            7           177
   Expeditors International Washington, Inc..........            3           107
   Getthere.Com, Inc. (a)............................            2            34
                                                                        --------
                                                                             318
WHOLESALE TRADE - 2.1%
   DURABLE GOODS - 0.7%
   Cytyc Corp. (a)...................................            3           155
   Patterson Dental Co...............................            2            61
                                                                        --------
                                                                             216
   NONDURABLE GOODS - 1.4%
   Barrett Resources Corp. (a).......................            2            60
   Bindley Western Industries, Inc...................            8           111
   Priority Healthcare Corp., Class B (a)............            5           241
                                                                        --------
                                                                             412
                                                                        --------
TOTAL COMMON STOCKS (cost of $21,048 ) (b)...........                     26,888
                                                                        --------

--------------------------------------------------------------------------------

STEIN ROE SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

Continued                                                      PAR         VALUE
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 10.3%
--------------------------------------------------------------------------------

Repurchase Agreement with SBC Warburg Ltd. dated 03/31/00, due 04/03/00 at 6.100%, collateralized by U.S Treasury bonds and/or
   notes with a maturity of 2022, market value $3,113
   (repurchase proceeds $3,027)......................       $3,025       $ 3,025
                                                                        --------

--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - (1.4)%..................                      (410)
                                                                        --------
NET ASSETS - 100%....................................                   $ 29,503
                                                                        ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b) At March 31, 2000, the cost for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $5,840, consisting of gross unrealized appreciation of $7,306 and gross unrealized depreciation of $1,466.

            Acronym                  Name
            -------                  ----
              ADR         American Depositary Receipt


See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)
(ALL AMOUNTS IN THOUSANDS, EXCEPT PER-SHARE DATA)


                                                                                                                        LARGE
                                                                           GROWTH        MIDCAP    DISCIPLINED        COMPANY
                                                                            STOCK        GROWTH          STOCK          FOCUS
                                                                             FUND          FUND           FUND           FUND
                                                                       ----------    ----------     ----------     ----------
ASSETS
Investments in Portfolio, at value................................     $1,168,863          $ --       $519,850           $ --
Investments, at market value (cost--, $51,253,--, $53,513,
   $373,028,--, and $21,048, respectively)........................             --        66,349             --         68,908
Short-term obligations............................................             --         5,278             --          1,719
                                                                     ------------     ---------     ----------      ---------
                                                                        1,168,863        71,627        519,850         70,627
Cash..............................................................             --             2             --              2
Receivable for investments sold...................................             --         2,749             --          3,429
Receivable for fund shares sold...................................            739            11          1,033            120
Dividends receivable..............................................             --             3             --             46
Variation margin on futures.......................................             --           104             --             --
Expense reimbursement due from Advisor............................             --            34             --             --
Other.............................................................            450            32            116             --
                                                                     ------------     ---------     ----------      ---------
   Total Assets...................................................      1,170,052        74,562        520,999         74,224
                                                                     ------------     ---------     ----------      ---------
LIABILITIES
Payable for investments purchased.................................             --         1,492             --          2,950
Payable for fund shares repurchased...............................         16,493            36          2,420             41
Payable due to Advisor............................................             --            --             --             68
Accrued:
   Management fee.................................................             --            49             --             45
   Administrative fee.............................................            157            10             62              9
   Transfer agent fee.............................................              5            17            110             22
   Bookkeeping fee................................................            219             2              2              2
   12b-1 Service & Distribution fees..............................             --            --             --             --
Other.............................................................              2            16             87             18
                                                                     ------------     ---------     ----------      ---------
   Total Liabilities..............................................         16,876         1,622          2,681          3,155
                                                                     ------------     ---------     ----------      ---------
   Net Assets.....................................................     $1,153,176       $72,940       $518,318        $71,069
                                                                     ============     =========     ==========      =========
ANALYSIS OF NET ASSETS
Paid-in capital...................................................     $  348,528       $33,915       $395,395        $51,996
Accumulated undistributed (overdistributed)
   net investment income (loss)...................................        (2,014)          (238)         1,471          (206)
Accumulated net realized gain (loss)..............................        159,664        23,512          3,663          3,884
Net unrealized appreciation.......................................        646,998        15,751        117,789         15,395
                                                                     ------------     ---------     ----------      ---------
   Net Assets.....................................................     $1,153,176       $72,940       $518,318        $71,069
                                                                     ============     =========     ==========      =========
Shares outstanding (unlimited number authorized)..................         17,976         3,526         27,133          5,079
                                                                     ============     =========     ==========      =========
Net asset value per share.........................................     $    64.15       $ 20.68        $ 19.10        $ 13.99
                                                                     ============     =========     ==========      =========

58




                                                                                                           SMALL
                                                                           CAPITAL         GROWTH        COMPANY
                                                                     OPPORTUNITIES       INVESTOR         GROWTH
                                                                              FUND           FUND           FUND
                                                                     --------------    ----------     ----------
ASSETS
Investments in Portfolio, at value................................           $ --         $28,858          $  --
Investments, at market value (cost--, $51,253,--, $53,513,
   $373,028,--, and $21,048, respectively)........................         582,169             --         26,888
Short-term obligations............................................          11,696             --          3,025
                                                                        ----------      ---------      ---------
                                                                           593,865         28,858         29,913
Cash..............................................................              62             --             88
Receivable for investments sold...................................          31,105             --            271
Receivable for fund shares sold...................................          26,882            462            161
Dividends receivable..............................................              26             --              2
Variation margin on futures.......................................             519             --             --
Expense reimbursement due from Advisor............................              --             --             25
Other.............................................................             308            145             --
                                                                        ----------      ---------      ---------
   Total Assets...................................................         652,767         29,465         30,460
                                                                        ----------      ---------      ---------
LIABILITIES
Payable for investments purchased.................................          14,974             --            860
Payable for fund shares repurchased...............................           1,714             18             42
Payable due to Advisor............................................              --             44             --
Accrued:
   Management fee.................................................             418             --             24
   Administrative fee.............................................              85              4              2
   Transfer agent fee.............................................             139              7              6
   Bookkeeping fee................................................               3             --              2
   12b-1 Service & Distribution fees..............................              --              7             --
Other.............................................................              16             --             21
                                                                        ----------      ---------      ---------
   Total Liabilities..............................................          17,349             80            957
                                                                        ----------      ---------      ---------
   Net Assets.....................................................        $635,418        $29,385        $29,503
                                                                        ==========      =========      =========
ANALYSIS OF NET ASSETS
Paid-in capital...................................................        $240,780        $25,056        $19,431
Accumulated undistributed (overdistributed)
   net investment income (loss)...................................          (2,434)           (54)           (82)
Accumulated net realized gain (loss)..............................         188,585         (1,120)         4,314
Net unrealized appreciation.......................................         208,487          5,503          5,840
                                                                        ----------      ---------      ---------
   Net Assets.....................................................        $635,418        $29,385        $29,503
                                                                        ==========      =========      =========
Shares outstanding (unlimited number authorized)..................          14,783             --          1,340
                                                                        ==========      =========      =========
Net asset value per share.........................................         $ 42.98        $ 13.13(a)     $ 22.02
                                                                        ==========      =========      =========



(a) Class S net asset value per share (based on net assets of $18,476 and 1,407 shares issued outstanding).

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
(ALL AMOUNTS IN THOUSANDS)


                                                                                                                        LARGE
                                                                           GROWTH        MIDCAP    DISCIPLINED        COMPANY
                                                                            STOCK        GROWTH          STOCK          FOCUS
                                                                             FUND          FUND           FUND           FUND
                                                                       ----------    ----------     ----------     ----------
INVESTMENT INCOME
Dividend income allocated from Portfolio..........................        $ 1,620         $  --        $ 2,840          $  --
Dividend income...................................................             --            21             --            230
Interest income allocated from Portfolio..........................          1,089            --          1,834             --
Interest income...................................................             --            76             --             25
                                                                         --------       -------        -------        -------
                                                                            2,709            97          4,674            255
Foreign taxes withheld allocated from Portfolio...................             --            --            (54)            --
                                                                         --------       -------        -------        -------
   Total investment income........................................          2,709            97          4,620            255
                                                                         --------       -------        -------        -------
EXPENSES
Expenses allocated from Portfolio.................................          2,802            --          2,019             --
Management fee....................................................             --           219             --            255
Transfer agent fee................................................          1,127            70            658             79
Administrative fee................................................            686            44            393             51
12-b Service & Distribution fees..................................             --            --             --             --
Reports to shareholders...........................................             13             1             30              5
Bookkeeping fee...................................................             25            12             18             13
Registration fees.................................................             15            16             21             13
Audit & legal fees................................................              8             6              8             12
Trustees' fees....................................................              4             4              5              7
Custodian fee.....................................................              1             2              1              2
Other.............................................................             42            18             78             24
                                                                         --------       -------        -------        -------
   Total expenses.................................................          4,723           392          3,231            461

Reimbursement of expenses by Advisor..............................             --           (26)            --             --
                                                                         --------       -------        -------        -------
   Net expenses...................................................          4,723           366          3,231            461
                                                                         --------       -------        -------        -------
   Net investment income (loss)...................................         (2,014)         (269)         1,389           (206)
                                                                         --------       -------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
Net realized gain (loss) on investments allocated from Portfolio..        162,217            --          5,292             --
Net realized gain on investments..................................             --        23,970             --          3,891
Net realized gain (loss) on closed futures contracts..............             --           (23)            --             --
                                                                         --------       -------        -------        -------
   Net realized gain..............................................             --        23,947          5,292          3,891
                                                                         --------       -------        -------        -------
Net change in unrealized appreciation/depreciation on investments,
   foreign currency transactions and open futures contracts.......        208,009         5,167         37,337         10,980
                                                                         --------       -------        -------        -------
   Net gain.......................................................        370,226        29,114         42,629         14,871
                                                                         --------       -------        -------        -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................       $368,212       $28,845        $44,018        $14,665
                                                                         ========       =======        =======        =======

60




                                                                                                             SMALL
                                                                             CAPITAL         GROWTH        COMPANY
                                                                       OPPORTUNITIES       INVESTOR         GROWTH
                                                                                FUND           FUND           FUND
                                                                       --------------    ----------     ----------
INVESTMENT INCOME
Dividend income allocated from Portfolio..........................             $  --         $   53          $  --
Dividend income...................................................               199             --             10
Interest income allocated from Portfolio..........................                --              6             --
Interest income...................................................               469             --             42
                                                                            --------        -------        -------
                                                                                 668             59             52
Foreign taxes withheld allocated from Portfolio...................                --             --             --
                                                                            --------        -------        -------
   Total investment income........................................               668             59             52
                                                                            --------        -------        -------
EXPENSES
Expenses allocated from Portfolio.................................                --             47             --
Management fee....................................................             1,960             --             76
Transfer agent fee................................................               624             16             22
Administrative fee................................................               391             13             13
12-b Service & Distribution fees..................................                --             10             --
Reports to shareholders...........................................                 8              5              9
Bookkeeping fee...................................................                18             13             12
Registration fees.................................................                15              2            (a)
Audit & legal fees................................................                 5              6             59
Trustees' fees....................................................                12              3              3
Custodian fee.....................................................                 2              1              7
Other.............................................................                67             --            (a)
                                                                            --------        -------        -------
   Total expenses.................................................             3,102            116            201

Reimbursement of expenses by Advisor..............................                --             (3)           (67)
                                                                            --------        -------        -------
   Net expenses...................................................             3,102            113            134
                                                                            --------        -------        -------
   Net investment income (loss)...................................            (2,434)           (54)           (82)
                                                                            --------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
Net realized gain (loss) on investments allocated from Portfolio..                --            145             --
Net realized gain on investments..................................           186,133             --          4,542
Net realized gain (loss) on closed futures contracts..............             2,408             --             --
                                                                            --------        -------        -------
   Net realized gain..............................................           188,541            145          4,542
                                                                            --------        -------        -------
Net change in unrealized appreciation/depreciation on investments,
   foreign currency transactions and open futures contracts.......            79,031          5,037          4,731
                                                                            --------        -------        -------
   Net gain.......................................................           267,572          5,182          9,273
                                                                            --------        -------        -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................          $265,138         $5,128         $9,191
                                                                            ========        =======        =======


See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(ALL AMOUNTS IN THOUSANDS)


                                                                               GROWTH STOCK FUND           MIDCAP GROWTH FUND
                                                                            -----------------------      -----------------------
                                                                          (UNAUDITED)                 (UNAUDITED)
                                                                           SIX MONTHS        YEAR      SIX MONTHS        YEAR
                                                                                ENDED       ENDED           ENDED       ENDED
                                                                            MARCH 31,SEPTEMBER 30,      MARCH 31,SEPTEMBER 30,
                                                                                 2000        1999            2000        1999
                                                                          -----------------------        -----------------------
OPERATIONS
Net investment income (loss)............................................    $  (2,014)  $  (1,309)         $ (269)     $ (441)
Net realized gain (loss) on investments, foreign currency transactions
   and closed futures contracts.........................................      162,217      78,805          23,947       2,610
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions and
   open futures contracts...............................................      208,009     143,323           5,167       7,804
                                                                           ----------    --------         -------     -------
   Net increase (decrease) in net assets resulting from operations......      368,212     220,819          28,845       9,973
                                                                           ----------    --------         -------     -------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income................................           --          --              --          --
Distributions from net realized capital gains...........................      (60,169)         --            (750)         --
                                                                           ----------    --------         -------     -------
   Total distributions to shareholders..................................      (60,169)         --            (750)         --
                                                                           ----------    --------         -------     -------

FUND SHARE TRANSACTIONS
Receipts for shares sold................................................      281,635     481,319           9,072      12,421
Value of distributions reinvested.......................................       54,568          --             727          --
Cost of shares repurchased..............................................     (322,408)   (486,145)         (9,313)    (28,009)
                                                                           ----------    --------         -------     -------
                                                                               13,795      (4,826)            486     (15,588)
                                                                           ----------    --------         -------     -------
Receipts for shares sold - Class A......................................           --          --              --          --
Cost of shares repurchased - Class A....................................           --          --              --          --
                                                                           ----------    --------         -------     -------
                                                                                   --          --              --          --
                                                                           ----------    --------         -------     -------
Receipts for shares sold - Class B......................................           --          --              --          --
Cost of shares repurchased - Class B....................................           --          --              --          --
                                                                           ----------    --------         -------     -------
                                                                                   --          --              --          --
                                                                           ----------    --------         -------     -------
Receipts for shares sold - Class C......................................           --          --              --          --
Cost of shares repurchased - Class C....................................           --          --              --          --
                                                                           ----------    --------         -------     -------
                                                                                   --          --              --          --
                                                                           ----------    --------         -------     -------
Receipts for shares sold - Class S......................................           --          --              --          --
Cost of shares repurchased - Class S....................................           --          --              --          --
                                                                           ----------    --------         -------     -------
                                                                                   --          --              --          --
                                                                           ----------    --------         -------     -------
Receipts for shares sold - Class Z......................................           --          --              --          --
Cost of shares repurchased - Class Z....................................           --          --              --          --
                                                                           ----------    --------         -------     -------
                                                                                   --          --              --          --
                                                                           ----------    --------         -------     -------
   Net increase (decrease) from fund share transactions.................       13,795      (4,826)            486     (15,588)
                                                                           ----------    --------         -------     -------
   Net increase (decrease) in net assets................................      321,838     215,993          28,581      (5,615)

NET ASSETS
Beginning of year.......................................................      831,338     615,345          44,359      49,974
                                                                           ----------    --------         -------     -------
End of year.............................................................   $1,153,176    $831,338         $72,940     $44,359
                                                                           ==========    ========         =======     =======

UNDISTRIBUTED (OVERDISTRIBUTED)NET INVESTMENT INCOME ...................  $    (2,014)      $  --          $ (238)      $  --
                                                                           ==========    ========         =======     =======

62




                                                                                 DISCIPLINED STOCK FUND
                                                                                 -----------------------
                                                                                (UNAUDITED)
                                                                                 SIX MONTHS        YEAR
                                                                                      ENDED       ENDED
                                                                                  MARCH 31,SEPTEMBER 30,
                                                                                       2000        1999
                                                                                -----------------------
OPERATIONS
Net investment income (loss)................................................        $ 1,389   $   5,406
Net realized gain (loss) on investments, foreign currency transactions
   and closed futures contracts.............................................          5,292     175,641
Net change in unrealized appreciation/depreciation on investments, foreign currency transactions and
   open futures contracts...................................................         37,337     (79,109)
                                                                                   --------  ----------
   Net increase (decrease) in net assets resulting from operations..........         44,018     101,938
                                                                                   --------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income....................................         (2,771)     (3,888)
Distributions from net realized capital gains...............................       (125,955)   (160,356)
                                                                                   --------    --------
   Total distributions to shareholders......................................       (128,726)   (164,244)
                                                                                   --------    --------

FUND SHARE TRANSACTIONS
Receipts for shares sold....................................................         70,272     192,348
Value of distributions reinvested...........................................        120,849     151,993
Cost of shares repurchased..................................................       (181,621)   (600,159)
                                                                                   --------    --------
                                                                                      9,500    (255,818)
                                                                                   --------    --------
Receipts for shares sold - Class A..........................................             --          --
Cost of shares repurchased - Class A........................................             --          --
                                                                                   --------    --------
                                                                                         --          --
                                                                                   --------    --------
Receipts for shares sold - Class B..........................................             --          --
Cost of shares repurchased - Class B........................................             --          --
                                                                                   --------    --------
                                                                                         --          --
                                                                                   --------    --------
Receipts for shares sold - Class C..........................................             --          --
Cost of shares repurchased - Class C........................................             --          --
                                                                                   --------    --------
                                                                                         --          --
                                                                                   --------    --------
Receipts for shares sold - Class S..........................................             --          --
Cost of shares repurchased - Class S........................................             --          --
                                                                                   --------    --------
                                                                                         --          --
                                                                                   --------    --------
Receipts for shares sold - Class Z..........................................             --          --
Cost of shares repurchased - Class Z........................................             --          --
                                                                                   --------    --------
                                                                                         --          --
                                                                                   --------    --------
   Net increase (decrease) from fund share transactions.....................          9,500    (255,818)
                                                                                   --------    --------
   Net increase (decrease) in net assets....................................        (75,208)   (318,124)

NET ASSETS
Beginning of year...........................................................        593,526     911,650
                                                                                   --------    --------
End of year.................................................................       $518,318    $593,526
                                                                                   ========    ========

UNDISTRIBUTED (OVERDISTRIBUTED)NET INVESTMENT INCOME .......................        $ 1,471     $ 2,853
                                                                                   ========    ========


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(ALL AMOUNTS IN THOUSANDS)


                                                                            GROWTH STOCK FUND           MIDCAP GROWTH FUND
                                                                         -----------------------      -----------------------
                                                                       (UNAUDITED)                 (UNAUDITED)
                                                                        SIX MONTHS        YEAR      SIX MONTHS        YEAR
                                                                             ENDED       ENDED           ENDED       ENDED
                                                                         MARCH 31,SEPTEMBER 30,      MARCH 31,SEPTEMBER 30,
                                                                              2000        1999            2000        1999
                                                                       -----------------------        -----------------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Sold.............................................................            5,025      10,293             506       1,088
Issued for distributions reinvested..............................            1,083          --              50          --
Repurchased......................................................           (5,745)    (10,410)           (576)     (2,344)
                                                                        ----------    --------         -------     -------
                                                                               363        (117)            (20)     (1,256)
                                                                        ----------    --------         -------     -------
Sold - Class A...................................................               --          --              --          --
Repurchased - Class A............................................               --          --              --          --
                                                                        ----------    --------         -------     -------
                                                                                --          --              --          --
                                                                        ----------    --------         -------     -------
Sold - Class B...................................................               --          --              --          --
Repurchased - Class B............................................               --          --              --          --
                                                                        ----------    --------         -------     -------
                                                                                --          --              --          --
                                                                        ----------    --------         -------     -------
Sold - Class C...................................................               --          --              --          --
Repurchased - Class C............................................               --          --              --          --
                                                                        ----------    --------         -------     -------
                                                                                --          --              --          --
                                                                        ----------    --------         -------     -------
Sold - Class S...................................................               --          --              --          --
Repurchased - Class S............................................               --          --              --          --
                                                                        ----------    --------         -------     -------
                                                                                --          --              --          --
                                                                        ----------    --------         -------     -------
Sold - Class Z...................................................               --          --              --          --
Repurchased - Class Z............................................               --          --              --          --
                                                                        ----------    --------         -------     -------
                                                                                --          --              --          --
                                                                        ----------    --------         -------     -------
   Net increase (decrease) in fund shares........................              363        (117)            (20)     (1,256)
Shares outstanding at beginning of year..........................           17,613      17,730           3,546       4,802
                                                                        ----------    --------         -------     -------
Shares outstanding at end of year................................           17,976      17,613           3,526       3,546
                                                                        ==========    ========         =======     =======

64




                                                                        DISCIPLINED STOCK FUND
                                                                        -----------------------
                                                                       (UNAUDITED)
                                                                        SIX MONTHS        YEAR
                                                                             ENDED       ENDED
                                                                         MARCH 31,SEPTEMBER 30,
                                                                              2000        1999
                                                                       -----------------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Sold.............................................................            3,577       8,376
Issued for distributions reinvested..............................            7,014       7,459
Repurchased......................................................           (9,704)    (26,830)
                                                                          --------    --------
                                                                               887     (10,995)
                                                                          --------    --------
Sold - Class A...................................................               --          --
Repurchased - Class A............................................               --          --
                                                                          --------    --------
                                                                                --          --
                                                                          --------    --------
Sold - Class B...................................................               --          --
Repurchased - Class B............................................               --          --
                                                                          --------    --------
                                                                                --          --
                                                                          --------    --------
Sold - Class C...................................................               --          --
Repurchased - Class C............................................               --          --
                                                                          --------    --------
                                                                                --          --
                                                                          --------    --------
Sold - Class S...................................................               --          --
Repurchased - Class S............................................               --          --
                                                                          --------    --------
                                                                                --          --
                                                                          --------    --------
Sold - Class Z...................................................               --          --
Repurchased - Class Z............................................               --          --
                                                                          --------    --------
                                                                                --          --
                                                                          --------    --------
   Net increase (decrease) in fund shares........................              887     (10,995)
Shares outstanding at beginning of year..........................           26,246      37,241
                                                                          --------    --------
Shares outstanding at end of year................................           27,133      26,246
                                                                          ========    ========


See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(ALL AMOUNTS IN THOUSANDS)



                                                            LARGE COMPANY FOCUS FUND            CAPITAL OPPORTUNITIES FUND
                                                             -----------------------              -----------------------
                                                           (UNAUDITED)                          (UNAUDITED)
                                                            SIX MONTHS       YEAR                SIX MONTHS        YEAR
                                                                 ENDED      ENDED                     ENDED      ENDED
                                                             MARCH 31,SEPTEMBER 30,               MARCH 31,SEPTEMBER 30,
                                                                  2000        1999                     2000        1999
                                                           -----------------------              -----------------------
OPERATIONS
Net investment loss..................................           $ (206)     $ (250)                $ (2,434)   $ (3,501)
Net realized gain (loss) on investments..............            3,891       5,947                  188,541      99,234
Net change in unrealized appreciation/
   depreciation on investments.......................           10,980       8,974                   79,031      (9,404)
                                                               -------     -------                 --------    --------
   Net increase (decrease) in net assets
      resulting from operations......................           14,665      14,671                  265,138      86,329
                                                               -------     -------                 --------    --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.............               --          --                       --          --
Distributions from net realized capital gains........           (3,219)         --                  (53,552)         --
                                                               -------     -------                 --------    --------
   Total distributions to shareholders...............           (3,219)         --                  (53,552)         --
                                                               -------     -------                 --------    --------
FUND SHARE TRANSACTIONS
Receipts for shares sold.............................            8,965      19,615                  346,898     267,484
Value of distributions reinvested....................            3,156          --                   49,654          --
Cost of shares repurchased...........................          (12,145)    (19,355)                (384,067)   (623,599)
                                                               -------     -------                 --------    --------
                                                                   (24)       (260)                  12,485    (356,115)
                                                               -------     -------                 --------    --------
Receipts for shares sold - Class A...................               --          --                       --          --
Cost of shares repurchased - Class A.................               --          --                       --          --
                                                               -------     -------                 --------    --------
                                                                    --          --                       --          --
                                                               -------     -------                 --------    --------
Receipts for shares sold - Class B...................               --          --                       --          --
Cost of shares repurchased - Class B.................               --          --                       --          --
                                                               -------     -------                 --------    --------
                                                                    --          --                       --          --
                                                               -------     -------                 --------    --------
Receipts for shares sold - Class C...................               --          --                       --          --
Cost of shares repurchased - Class C.................               --          --                       --          --
                                                               -------     -------                 --------    --------
                                                                    --          --                       --          --
                                                               -------     -------                 --------    --------
Receipts for shares sold - Class S...................               --          --                       --          --
Cost of shares repurchased - Class S.................               --          --                       --          --
                                                               -------     -------                 --------    --------
                                                                    --          --                       --          --
                                                               -------     -------                 --------    --------
Receipts for shares sold - Class Z...................               --          --                       --          --
Cost of shares repurchased - Class Z.................               --          --                       --          --
                                                               -------     -------                 --------    --------
                                                                    --          --                       --          --
                                                               -------     -------                 --------    --------
   Net increase (decrease) from fund
      share transactions.............................              (24)       (260)                  12,485    (356,115)
                                                               -------     -------                 --------    --------
   Net increase in net assets........................           11,422      14,931                  224,071    (269,786)

NET ASSETS
Beginning of period..................................           59,647      44,716                  411,347     681,133
                                                               -------     -------                 --------    --------
End of period........................................          $71,069     $59,647                 $635,418    $411,347
                                                               =======     =======                 ========    ========
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME.............................          $  (206)    $    --                 $ (2,434)   $     --
                                                               =======     =======                 ========    ========

66




                                                                                             SMALL COMPANY
                                                               GROWTH INVESTOR FUND           GROWTH FUND
                                                              -----------------------   -----------------------
                                                           (UNAUDITED)                 (UNAUDITED)
                                                            SIX MONTHS      PERIOD      SIX MONTHS      PERIOD
                                                                 ENDED     ENDED             ENDED      ENDED
                                                             MARCH 31,SEPTEMBER 30,      MARCH 31,SEPTEMBER 30,
                                                                  2000        1999(A)         2000        1999(B)
                                                           -----------------------     -----------------------
OPERATIONS
Net investment loss..................................           $ (154)    $   (13)     $      (82) $      (22)
Net realized gain (loss) on investments..............              145      (1,265)          4,542         404
Net change in unrealized appreciation/
   depreciation on investments.......................            5,037         466           4,731         132
                                                               -------     -------         -------     -------
   Net increase (decrease) in net assets
      resulting from operations......................            5,128        (812)          9,191         514
                                                               -------     -------         -------     -------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.............               --          --              --          --
Distributions from net realized capital gains........               --          --            (836)         --
                                                               -------     -------         -------     -------
   Total distributions to shareholders...............               --          --            (836)         --
                                                               -------     -------         -------     -------
FUND SHARE TRANSACTIONS
Receipts for shares sold.............................               --          --          12,493         793
Value of distributions reinvested....................               --          --             830          --
Cost of shares repurchased...........................               --          --          (2,088)       (687)
                                                               -------     -------         -------     -------
                                                                    --          --          11,235         106
                                                               -------     -------         -------     -------
Receipts for shares sold - Class A...................            2,444          --              --          --
Cost of shares repurchased - Class A.................              (53)         --              --          --
                                                               -------     -------         -------     -------
                                                                 2,391          --              --          --
                                                               -------     -------         -------     -------
Receipts for shares sold - Class B...................            8,321          --              --          --
Cost of shares repurchased - Class B.................             (487)         --              --          --
                                                               -------     -------         -------     -------
                                                                 7,834          --              --          --
                                                               -------     -------         -------     -------
Receipts for shares sold - Class C...................              289          --              --          --
Cost of shares repurchased - Class C.................              (45)         --              --          --
                                                               -------     -------         -------     -------
                                                                   244          --              --          --
                                                               -------     -------         -------     -------
Receipts for shares sold - Class S...................            4,368      13,533              --          --
Cost of shares repurchased - Class S.................           (1,910)     (1,392)             --          --
                                                               -------     -------         -------     -------
                                                                 2,458      12,141              --          --
                                                               -------     -------         -------     -------
Receipts for shares sold - Class Z...................                1          --              --          --
Cost of shares repurchased - Class Z.................               --          --              --          --
                                                               -------     -------         -------     -------
                                                                     1          --              --          --
                                                               -------     -------         -------     -------
   Net increase (decrease) from fund
      share transactions.............................           12,928      12,141          11,235         106
                                                               -------     -------         -------     -------
   Net increase in net assets........................           18,056      11,329          19,590         620

NET ASSETS
Beginning of period..................................           11,329          --           9,913       9,293
                                                               -------     -------         -------     -------
End of period........................................          $29,385     $11,329         $29,503     $ 9,913
                                                               =======     =======         =======     =======
UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME.............................          $   (54)    $    --         $   (82)    $    --
                                                               =======     =======         =======     =======


(a)  From commencement of operations on March 31, 1999.

(b)  The Fund changed it's fiscal year end from June 30 to September 30.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(ALL AMOUNTS IN THOUSANDS)



                                                            LARGE COMPANY FOCUS FUND      CAPITAL OPPORTUNITIES FUND
                                                             -----------------------        -----------------------
                                                           (UNAUDITED)                    (UNAUDITED)
                                                            SIX MONTHS       YEAR          SIX MONTHS        YEAR
                                                                 ENDED      ENDED               ENDED      ENDED
                                                             MARCH 31,SEPTEMBER 30,         MARCH 31,SEPTEMBER 30,
                                                                  2000        1999               2000        1999
                                                           -----------------------        -----------------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Sold.................................................              694       1,766              9,324       9,598
Issued for distributions reinvested..................              246          --              1,581          --
Repurchased..........................................             (924)     (1,825)           (10,483)    (22,199)
                                                               -------     -------           --------    --------
                                                                    16         (59)               422     (12,601)
                                                               -------     -------           --------    --------
Sold - Class A.......................................               --          --                 --          --
Repurchased - Class A................................               --          --                 --          --
                                                               -------     -------           --------    --------
                                                                    --          --                 --          --
                                                               -------     -------           --------    --------
Sold - Class B.......................................               --          --                 --          --
Repurchased - Class B................................               --          --                 --          --
                                                               -------     -------           --------    --------
                                                                    --          --                 --          --
                                                               -------     -------           --------    --------
Sold - Class C.......................................               --          --                 --          --
Repurchased - Class C................................               --          --                 --          --
                                                               -------     -------           --------    --------
                                                                    --          --                 --          --
                                                               -------     -------           --------    --------
Sold - Class S.......................................               --          --                 --          --
Repurchased - Class S................................               --          --                 --          --
                                                               -------     -------           --------    --------
                                                                    --          --                 --          --
                                                               -------     -------           --------    --------
Sold - Class Z.......................................               --          --                 --          --
Repurchased - Class Z................................               --          --                 --          --
                                                               -------     -------           --------    --------
                                                                    --          --                 --          --
                                                               -------     -------           --------    --------
   Net increase (decrease) in fund shares............               16         (59)               422     (12,601)
Shares outstanding at beginning of period............            5,063       5,122             14,361      26,962
                                                               -------     -------           --------    --------
Shares outstanding at end of period..................            5,079       5,063             14,783      14,361
                                                               =======     =======           ========    ========

68




                                                                                             SMALL COMPANY
                                                               GROWTH INVESTOR FUND           GROWTH FUND
                                                              -----------------------   -----------------------
                                                           (UNAUDITED)                 (UNAUDITED)
                                                            SIX MONTHS      PERIOD      SIX MONTHS      PERIOD
                                                                 ENDED     ENDED             ENDED      ENDED
                                                             MARCH 31,SEPTEMBER 30,      MARCH 31,SEPTEMBER 30,
                                                                  2000        1999(A)         2000        1999(B)
                                                           -----------------------     -----------------------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Sold.................................................               --          --             655          61
Issued for distributions reinvested..................               --          --              56          --
Repurchased..........................................               --          --            (106)        (53)
                                                               -------     -------         -------     -------
                                                                    --          --             605           8
                                                               -------     -------         -------     -------
Sold - Class A.......................................              190          --              --          --
Repurchased - Class A................................               (4)         --              --          --
                                                               -------     -------         -------     -------
                                                                   186          --              --          --
                                                               -------     -------         -------     -------
Sold - Class B.......................................              664          --              --          --
Repurchased - Class B................................              (37)         --              --          --
                                                               -------     -------         -------     -------
                                                                   627          --              --          --
                                                               -------     -------         -------     -------
Sold - Class C.......................................               24          --              --          --
Repurchased - Class C................................               (4)         --              --          --
                                                               -------     -------         -------     -------
                                                                    20          --              --          --
                                                               -------     -------         -------     -------
Sold - Class S.......................................              372       1,337              --          --
Repurchased - Class S................................             (164)       (138)             --          --
                                                               -------     -------         -------     -------
                                                                   208       1,199              --          --
                                                               -------     -------         -------     -------
Sold - Class Z.......................................              (c)          --              --          --
Repurchased - Class Z................................              (c)          --              --          --
                                                               -------     -------         -------     -------
                                                                   (c)          --              --          --
                                                               -------     -------         -------     -------
   Net increase (decrease) in fund shares............            1,041       1,199             605           8
Shares outstanding at beginning of period............            1,199          --             735         727
                                                               -------     -------         -------     -------
Shares outstanding at end of period..................            2,240       1,199           1,340         735
                                                               =======     =======         =======     =======


(a)  From commencement of operations on March 31, 1999.

(b)  The Fund changed it's fiscal year end from June 30 to September 30.

(c)  Rounds to less than one.


See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

MARCH 31, 2000 (UNAUDITED)
(ALL AMOUNTS IN THOUSANDS)


                                                    SR&F        SR&F        SR&F
                                                  GROWTH DISCIPLINED      GROWTH
                                                   STOCK       STOCK    INVESTOR
                                               PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               --------- -----------   ---------
ASSETS
Investments, at market value (cost of
   $1,154,377, $356,065 and $837,584,
   respectively)...........................   $2,042,829    $473,902  $1,416,783
Short-term obligations.....................       23,947      46,490      16,684
                                              ----------    --------  ----------
                                               2,066,776     520,392   1,433,467

Cash......................................             2           3          13
Receivable for investments sold............        6,726       4,341      31,265
Dividends receivable......................           478         798         300
Other......................................           --           3         184
                                              ----------    --------  ----------
   Total Assets............................    2,073,982     525,537   1,465,229
                                              ----------    --------  ----------

LIABILITIES
Payable for investments purchased.........         2,643       5,959      21,196
Accrued:
   Management fee..........................          821         297         688
   Transfer agent fee......................            6           3           5
   Bookkeeping fee.........................            1           1           1
Other......................................           --          --         165
                                              ----------    --------  ----------
   Total Liabilities......................         3,471       6,260      22,055
                                              ----------    --------  ----------
   NET ASSETS..............................   $2,070,511    $519,277  $1,443,174
                                              ==========    ========  ==========


See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
(ALL AMOUNTS IN THOUSANDS)


                                                    SR&F        SR&F        SR&F
                                                  GROWTH DISCIPLINED      GROWTH
                                                   STOCK       STOCK    INVESTOR
                                               PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               --------- -----------   ---------
INVESTMENT INCOME
Dividend income..........................        $ 2,603     $ 2,985     $ 4,130
Interest income..........................          1,764       1,765         472
                                                --------    --------    --------
                                                   4,367       4,750       4,602
Foreign taxes withheld...................             --         (59)         --
                                                --------    --------    --------
   Total investment income...............          4,367       4,691       4,602
                                                --------    --------    --------

EXPENSES
Management fee..........................           4,437       1,987       3,472
Bookkeeping fee.........................              32          19          28
Transfer agent fee.......................              3           3           3
Trustees' fees..........................              12          12          12
Audit & legal fees.......................             10           9           9
Custodian fee............................             15          19          12
Other....................................             12          --          12
                                                --------    --------    --------
   Net expenses..........................          4,521       2,049       3,548
                                                --------    --------    --------
   Net investment income.................           (154)      2,642       1,054
                                                --------    --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments.........        200,519       5,297      70,819
Net realized loss on foreign currency
   transactions..........................             --          --          --
                                                --------    --------    --------
   Net realized gain ....................        200,519       5,297      70,819
                                                --------    --------    --------
   Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency transactions...............        400,803      37,343     345,693
                                                --------    --------    --------
   Net gain..............................        601,322      42,640     416,512
                                                --------    --------    --------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.......................       $601,168     $45,282    $417,566
                                                ========    ========    ========


See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(ALL AMOUNTS IN THOUSANDS)


                                                                                       SR&F GROWTH             SR&F DISCIPLINED
                                                                                     STOCK PORTFOLIO            STOCK PORTFOLIO
                                                                                ---------------------       ---------------------
                                                                              (UNAUDITED)                 (UNAUDITED)
                                                                               SIX MONTHS       YEAR       SIX MONTHS       YEAR
                                                                                    ENDED       ENDED           ENDED       ENDED
                                                                                MARCH 31,SEPTEMBER 30,      MARCH 31,SEPTEMBER 30,
                                                                                     2000        1999            2000        1999
                                                                              -----------------------       ---------------------
OPERATIONS
Net investment income...................................................         $   (154)  $   2,164         $ 2,642     $ 8,036
Net realized gain on investments and foreign currency transactions......          200,519      76,399           5,297     175,773
Net change in unrealized appreciation/depreciation on investments
   and foreign currency transactions....................................          400,803     189,808          37,343     (79,229)
                                                                              ----------- -----------       ---------   ---------
   Net increase in net assets resulting from operations.................          601,168     268,371          45,282     104,580
                                                                              ----------- -----------       ---------   ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...........................................................          513,549     680,228          38,425      54,914
Withdrawals.............................................................         (292,359)   (431,989)       (170,010)   (471,065)
                                                                              ----------- -----------       ---------   ---------
   Net increase (decrease) from transactions in investors'
      beneficial interest...............................................          221,190     248,239        (131,585)   (416,151)
                                                                              ----------- -----------       ---------   ---------
   Net increase (decrease) in net assets................................          822,358     516,610         (86,303)   (311,571)
NET ASSETS
Beginning of year.......................................................        1,248,153     731,543         605,580     917,151
                                                                              ----------- -----------       ---------   ---------
End of year.............................................................       $2,070,511  $1,248,153        $519,277    $605,580
                                                                              =========== ===========       =========   =========

72




                                                                                      SR&F GROWTH
                                                                                  INVESTOR PORTFOLIO
                                                                                ---------------------
                                                                              (UNAUDITED)
                                                                               SIX MONTHS        YEAR
                                                                                    ENDED       ENDED
                                                                                MARCH 31,SEPTEMBER 30,
                                                                                     2000        1999
                                                                              -----------------------
OPERATIONS
Net investment income...................................................           $1,054      $2,122
Net realized gain on investments and foreign currency transactions......           70,819         944
Net change in unrealized appreciation/depreciation on investments
   and foreign currency transactions....................................          345,693     169,408
                                                                              -----------   ---------
   Net increase in net assets resulting from operations.................          417,566     172,474
                                                                              -----------   ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...........................................................          356,881     274,918
Withdrawals.............................................................         (318,113)   (183,222)
                                                                              -----------   ---------
   Net increase (decrease) from transactions in investors'
      beneficial interest...............................................           38,768      91,696
                                                                              -----------   ---------
   Net increase (decrease) in net assets................................          456,334     264,170
NET ASSETS
Beginning of year.......................................................          986,840     722,670
                                                                              -----------   ---------
End of year.............................................................       $1,443,174    $986,840
                                                                              ===========   =========


See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS)


NOTE 1. ORGANIZATION

Stein Roe Growth Stock Fund, Stein Roe Midcap Growth Fund, Stein Roe Disciplined Stock Fund, Stein Roe Large Company Focus Fund, Stein Roe Capital Opportunities Fund, Stein Roe Growth Investor Fund and Stein Roe Small Company Growth Fund (the "Funds") are series of Liberty-Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Growth Stock Fund, Disciplined Stock Fund and Growth Investor Fund invest substantially all of their assets in SR&F Growth Stock Portfolio, SR&F Disciplined Stock Portfolio and SR&F Growth Investor Portfolio, respectively.
   Stein Roe Growth Investor Fund (SRGIF) may issue an unlimited number of shares. SRGIF offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Effective October 31, 1999, Class S was closed to new investors. Each share class has its own sales charge and expense structure, please refer to the Fund's prospectus.
   The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Growth Stock Fund, Disciplined Stock Fund and Growth Investor Fund contributed $474,861, $1,096,779 and $25 in securities and other assets to SR&F Growth Stock Portfolio, SR&F Disciplined Stock Portfolio and SR&F Growth Investor Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2000, Growth Stock Fund owned 56.5% of the SR&F Growth Stock Portfolio, Disciplined Stock Fund owned 100.0% of the SR&F Disciplined Stock Portfolio and Growth Investor Fund owned 2.0% of the SR&F Growth Investor Portfolio.


--------------------------------------------------------------------------------
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Short term investments are stated at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FORWARD CURRENCY EXCHANGE CONTRACTS
SR&F Disciplined Stock Portfolio may enter into forward foreign currency exchange contracts under which the Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had no outstanding contracts at March 31, 2000.

FUTURES CONTRACTS
During the six months ended March 31, 2000, the Mid-Cap Growth Fund and Capital Opportunities Fund entered into stock index futures contracts to invest cash pending direct investments in stocks and to enhance its return. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
For SRSGIF all income, expenses (other than class specific transfer agent fees and 12b-1 service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
   The per share data for Class S was calculated using average shares outstanding during the period.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service.
   The Funds intend to utilize provisions of federal income tax law, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

MANAGEMENT & ADMINISTRATION FEES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment Advisor and Administrator. The annual rates, as a percentage of average daily net assets, are as follows:

------------------------------------------------------------------------------------
                              MANAGEMENT FEE            ADMINISTRATIVE FEE
                              --------------            ------------------
Growth Stock Fund             N/A                       0.150% up to $500,000,
                                                        0.125% of the next $500,000,
                                                        0.100% thereafter

SR&F Growth Stock Portfolio   0.600% up to $500,000,    N/A
                              0.550% of the next
                              $500,000, 0.500%
                              thereafter

Disciplined Stock Fund        N/A                       0.150% up to $500,000,
                                                        0.125% of the next $500,000,
                                                        0.100% of the next $500,000,
                                                        0.075% thereafter

SR&F Disciplined              0.750% up to $500,000,    N/A
Stock Portfolio               0.700% of the next
                              $500,000, 0.650% of the
                              next $500,000, 0.600%
                              thereafter

Midcap Growth Fund            0.750% up to $500,000,    0.150% up to $500,000
Large Company Focus Fund      0.700% of the next        0.125% of the next $500,000,
Capital Opportunities Fund    $500,000, 0.650% of       0.100% of the next $500,000,
                              the next $500,000,        0.075% thereafter
                              0.600% thereafter

Growth Investor Fund          N/A                       0.150% up to $500,000,
                                                        0.125% of the next $500,000,
                                                        0.100% thereafter

SR&F Growth Investor          0.600% up to $500,000,    N/A
Portfolio                     0.550% of the next
                              $500,000, 0.500%
                              thereafter

Small Company Growth Fund     0.850%                    0.150%
------------------------------------------------------------------------------------


BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services to each Fund for a monthly fee equal to $25 annually plus 0.0025% annually of each Fund's average daily net assets over $50 million.

EXPENSE LIMITS
The Advisor has agreed to reimburse Midcap Growth Fund, Large

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

Company Focus Fund, Growth Investor Fund and Small Company Growth Fund for their operating expenses to the extent that annual expenses exceed 1.25%, 1.50%, 1.10% and 1.50%, respectively, of average daily net assets. This commitment expires on January 31, 2001, subject to earlier termination by the Advisor on 30 days notice.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of Liberty, is SRSGIF's principal underwriter.
   SRSGIF has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A, Class B and Class C net assets. The plan also requires the payment of a distribution fee to the Distributor on Class A, Class B and Class C shares only.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of Liberty, provides shareholder services for a monthly fee equal to 0.22% annually of each Fund's (excluding Growth Investor Fund) average daily net assets. Growth Investor Fund pays a monthly fee equal to 0.22% annually of Class S average daily net assets. The Transfer Agent receives reimbursement for certain out of pocket expenses.

OTHER
Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

--------------------------------------------------------------------------------
NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Funds and the Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the six months ended March 31, 2000.

--------------------------------------------------------------------------------
NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 2000, were:

                                                     Purchases         Sales
                                                     ---------       ---------
SR&F Growth Stock Portfolio....................       $993,260        $748,996
Midcap Growth Fund.............................         82,353          87,682
SR&F Disciplined Stock Portfolio...............        129,953         246,624
Large Company Focus Fund.......................         38,011          43,546
Capital Opportunities Fund.....................        390,785         482,658
SR&F Growth Investor Portfolio.................        574,713         522,671
Small Company Growth Fund......................         21,154          12,871

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                                                                              79

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GROWTH STOCK FUND


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                               (UNAUDITED)
                                                                                SIX MONTHS
                                                                                     ENDED
                                                                                 MARCH 31,     YEARS ENDED SEPTEMBER 30,
                                                                                      2000           1999           1998
                                                                                ----------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR.......................................          $ 47.20        $ 34.71        $ 35.29
                                                                                ----------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)......................................            (0.11)         (0.08)         (0.04)
   Net realized and unrealized gain on investments
      allocated from Portfolio...........................................            20.50          12.57           1.61

                                                                                ----------       --------       --------
      Total from investment operations...................................            20.39          12.49           1.57

                                                                                ----------       --------       --------
DISTRIBUTIONS
   Net investment income.................................................               --             --             --

   Net realized capital gains............................................            (3.44)            --          (2.15)
                                                                                ----------       --------       --------
      Total distributions................................................            (3.44)            --          (2.15)
                                                                                ----------       --------       --------
NET ASSET VALUE, END OF PERIOD...........................................         $  64.15        $ 47.20        $ 34.71
                                                                                ==========       ========       ========
Ratio of net expenses to average net assets..............................             0.95%(c)       0.97%(b)       1.03%
Ratio of net investment income (loss) to average net assets .............            (0.40)%(c)     (0.18)%(b)     (0.10)%
Portfolio turnover rate..................................................              N/A            N/A            N/A
Total return.............................................................            45.13%(e)      35.98%          4.69%
Net assets, end of period (000's)........................................       $1,153,176       $831,338       $615,345




                                                                                     YEARS ENDED SEPTEMBER 30,
                                                                                  1997           1996           1995
                                                                              --------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR.....................................        $ 28.79        $ 26.13        $ 23.58
                                                                              --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)....................................           0.01           0.08           0.12
   Net realized and unrealized gain on investments
      allocated from Portfolio.........................................           8.79           5.01           5.60

                                                                              --------       --------       --------
      Total from investment operations.................................           8.80           5.09           5.72

                                                                              --------       --------       --------
DISTRIBUTIONS
   Net investment income...............................................          (0.07)         (0.10)         (0.15)

   Net realized capital gains..........................................          (2.23)         (2.33)         (3.02)
                                                                              --------       --------       --------
      Total distributions..............................................          (2.30)         (2.43)         (3.17)
                                                                              --------       --------       --------
NET ASSET VALUE, END OF PERIOD.........................................        $ 35.29        $ 28.79        $ 26.13
                                                                              ========       ========       ========
Ratio of net expenses to average net assets............................           1.07%          1.08%          0.99%
Ratio of net investment income (loss) to average net assets ...........           0.04%          0.32%          0.56%
Portfolio turnover rate................................................              5%(d)         39%(d)         36%(d)
Total return...........................................................          33.10%         21.04%         28.18%
Net assets, end of period (000's)......................................       $607,699       $417,964       $360,336


(a) Per share data was calculated using average shares outstanding during the year.

(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Annualized.

(d)  Prior to commencement of operations of the Portfolio.

(e)  Not annualized.


--------------------------------------------------------------------------------

SR&F GROWTH STOCK PORTFOLIO

                                    (UNAUDITED)        YEARS ENDED       PERIOD ENDED
                              SIX MONTHS ENDED        SEPTEMBER 30,     SEPTEMBER 30,
                                MARCH 31, 2000        1999      1998          1997 (A)
                         ---------------------      ------    ------ ----------------
Ratio of net expenses
   to average net assets                 0.56%(c)     0.58%(b)  0.61%       0.63%(c)
Ratio of net investment
   income to average net
   assets                              (0.02)%(c)     0.20%(b)  0.31%       0.52%(c)
Portfolio turnover rate                   48%           57%       39%         22%

(a)  From commencement of operations on February 3, 1997.

(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses as a result of expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.

(c)  Annualized.

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

MIDCAP GROWTH FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                              (UNAUDITED)
                                              SIX MONTHS                                         PERIOD
                                                   ENDED                                          ENDED
                                               MARCH 31,        YEARS ENDED SEPTEMBER 30  SEPTEMBER 30,
                                                    2000           1999          1998           1997(A)
                                          --------------          -----         -----          -----
NET ASSET VALUE,
   BEGINNING OF PERIOD..................         $ 12.51        $ 10.41       $ 10.77        $ 10.00
                                                 -------        -------       -------        -------
INCOME FROM INVESTMENT
   OPERATIONS
Net investment loss (b).................           (0.08)         (0.10)        (0.07)            --
Net realized and unrealized
   gain (loss) on
   investments..........................            8.47           2.20         (0.29)          0.77
                                                 -------        -------       -------        -------
Total from investment
   operations...........................            8.39           2.10         (0.36)          0.77
                                                 -------        -------       -------        -------
DISTRIBUTIONS
   Net realized capital gains...........           (0.22)            --            --             --
                                                 -------        -------       -------        -------
NET ASSET VALUE,
   END OF PERIOD........................         $ 20.68        $ 12.51       $ 10.41        $ 10.77
                                                 =======        =======       =======        =======
Ratio of net expenses to
   average net assets (c)...............            1.25%(d)       1.25%(e)      1.25%          1.25%(d)
Ratio of net investment loss
   to average net assets (f)............          (0.92)%(d)     (0.97)%(e)    (0.64)%          0.02%(d)
Portfolio turnover rate.................             150%(g)        133%           75%             3%(g)
Total return (f)........................           67.88%(g)      20.17%       (3.34)%          7.70%(g)
Net assets, end of
   period (000's).......................          $72,940        $44,359       $49,974        $49,830


(a)  From commencement of operations on June 30, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.34% for the six months ended March 31, 2000, 1.43% for the year ended September 30, 1999,
     1.44% for the year ended September 30, 1998 and 1.74% for the period ended
     September 30, 1997.

(d)  Annualized.

(e) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 11 basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(f)  Computed giving effect to Advisor's expense limitation undertaking.

(g)  Not annualized.


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                                                                              83

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

DISCIPLINED STOCK FUND


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                          (UNAUDITED)
                                                                                           SIX MONTHS
                                                                                                ENDED    YEARS ENDED
                                                                                            MARCH 31,  SEPTEMBER 30,
                                                                                                 2000           1999
                                                                                             --------       --------
NET ASSET VALUE, BEGINNING OF YEAR................................................            $ 22.61        $ 24.48
                                                                                             --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)...............................................               0.05           0.17
   Net realized and unrealized gain (loss) allocated from Portfolio...............               1.55           2.64
                                                                                             --------       --------
      Total from investment operations............................................               1.60           2.81
                                                                                             --------       --------
DISTRIBUTIONS
   Net investment income..........................................................              (0.11)         (0.11)
   Net realized capital gains.....................................................              (5.00)         (4.57)
                                                                                             --------       --------
      Total distributions.........................................................              (5.11)         (4.68)
                                                                                             --------       --------
NET ASSET VALUE, END OF YEAR......................................................            $ 19.10        $ 22.61
                                                                                             ========       ========
Ratio of net expenses to average net assets.......................................              1.22%(d)        1.16%(b)
Ratio of net investment income (loss) to average net assets.......................              0.53%(d)        0.63%(b)
Portfolio turnover rate...........................................................                N/A            N/A
Total return......................................................................              9.53%(e)       13.57%
Net assets, end of year (000's)...................................................           $518,318        $593,526






                                                                                        YEARS ENDED SEPTEMBER 30,
                                                                               1998          1997           1996           1995
                                                                           --------    ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR........................................  $ 33.79     $   27.39      $   25.26      $   23.54
                                                                           --------    ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a).......................................     0.07         (0.06)          0.01           0.13
   Net realized and unrealized gain (loss) allocated from Portfolio.......    (6.06)         8.57           4.14           3.05
                                                                           --------    ----------     ----------     ----------
      Total from investment operations....................................    (5.99)         8.51           4.15           3.18
                                                                           --------    ----------     ----------     ----------
DISTRIBUTIONS
   Net investment income..................................................  --             --              (0.11)         (0.15)
   Net realized capital gains.............................................    (3.32)        (2.11)         (1.91)         (1.31)
                                                                           --------    ----------     ----------     ----------
      Total distributions.................................................    (3.32)        (2.11)         (2.02)         (1.46)
                                                                           --------    ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR..............................................  $ 24.48     $   33.79      $   27.39      $   25.26
                                                                           ========    ==========     ==========     ==========
Ratio of net expenses to average net assets...............................     1.13%         1.14%          1.18%          1.02%
Ratio of net investment income (loss) to average net assets...............     0.21%        (0.17)%         0.03%          0.56%
Portfolio turnover rate...................................................      N/A              7%(c)        32%(c)         41%(c)
Total return..............................................................  (19.17)%         33.67%        17.89%         14.60%
Net assets, end of year (000's)...........................................  $911,650     $1,327,578    $1,158,498     $1,201,469

(a) Per share data was calculated using average shares outstanding during the year.

(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of nine basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Prior to commencement of operations of the Portfolio.

(d)  Annualized.

(e)  Not annualized.

--------------------------------------------------------------------------------

SR&F DISCIPLINED STOCK PORTFOLIO

                                            (UNAUDITED)
                                      SIX MONTHS ENDED                                       PERIOD ENDED
                                             MARCH 31,       YEARS ENDED SEPTEMBER 30,      SEPTEMBER 30,
                                                  2000           1999          1998                1997(a)
                                   -------------------          -----         -----      ---------------
Ratio of net expenses to
   average net assets...........             0.75%(c)          0.75%(b)        0.73%             0.75%(c)
Ratio of net investment income
   to average net assets........             1.00%(c)          1.04%(b)        0.60%             0.31%(c)
Portfolio turnover rate.........               27%               47%             46%                8%

(a)  From the commencement of operations on February 3, 1997.

(b) During the year ended September 30, 1999, the Portfolio experience a one-time reduction in its expenses of one basis point as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Annualized.

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

LARGE COMPANY FOCUS FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                         (UNAUDITED)
                                          SIX MONTHS
                                               ENDED     YEAR ENDED   PERIOD ENDED
                                           MARCH 31,  SEPTEMBER 30,  SEPTEMBER 30,
                                                2000           1999       1998 (A)
                                         -----------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 11.78         $ 8.73        $ 10.00
                                             -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (b)..........           (0.04)         (0.05)            --
   Net realized and unrealized gain
     (loss) on investments.........             2.89           3.10          (1.27)
                                             -------        -------        -------
Total from investment operations....            2.85           3.05          (1.27)
                                             -------        -------        -------
DISTRIBUTIONS
   Net realized capital gains.......           (0.64)            --            --
                                             -------        -------        -------
NET ASSET VALUE, END OF PERIOD......          $13.99        $ 11.78         $ 8.73
                                             =======        =======        =======
Ratio of net expenses to average net assets     1.36%(e)       1.49%          1.50%(c)(e)
Ratio of net investment loss to
   average net assets...............           (0.61)%(e)    (0.47)%        (0.12)%(d)(e)
Portfolio turnover rate.............              57%(f)         68%            21%(f)
Total return........................           24.55%(f)      35.05%       (12.70)%(d)(f)
Net assets, end of period (000's)...         $71,069        $59,647        $44,716

(a)  From commencement of operations on June 26, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor this ratio would have been 1.61% for the period ended September 30, 1998.

(d)  Computed giving effect to Advisor's expense limitation undertaking.

(e)  Annualized.

(f)  Not annualized.

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                                                                              87

FINANCIAL HIGHLIGHTS CONTINUED
-------------------------------------------------------------------------------

CAPITAL OPPORTUNITIES FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                          (UNAUDITED)
                                                                                           SIX MONTHS
                                                                                                ENDED    YEARS ENDED
                                                                                            MARCH 31,  SEPTEMBER 30,
                                                                                                 2000           1999
                                                                                             --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................            $ 28.64        $ 25.25
                                                                                              -------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (b)...............................................              (0.17)         (0.17)
   Net realized and unrealized gain (loss) on investments.........................              18.50           3.56
                                                                                             --------       --------
      Total from investment operations............................................              18.33           3.39
                                                                                             --------       --------
DISTRIBUTIONS
   Net investment income..........................................................                 --             --
   Net realized capital gains.....................................................              (3.99)            --
                                                                                             --------       --------
      Total distributions........................................................               (3.99)            --
                                                                                             --------       --------
NET ASSET VALUE, END OF PERIOD....................................................            $ 42.98        $ 28.64
                                                                                             ========       ========
Ratio of net expenses to average net assets.......................................               1.19%(d)       1.19%(c)
Ratio of net investment income (loss) to average net assets.......................             (0.93)%(d)     (0.72)%(c)
Portfolio turnover rate...........................................................                 78%(e)         88%
Total return......................................................................              69.12%(e)      13.43%
Net assets, end of period (000's).................................................           $635,418       $411,347


88




                                                                                              YEARS ENDED SEPTEMBER 30,
                                                                                  1998          1997           1996         1995 (a)
                                                                                --------    ----------     ----------       --------
NET ASSET VALUE, BEGINNING OF PERIOD...................................          $ 29.10     $   31.04      $   21.69       $ 15.79
                                                                                --------    ----------     ----------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (b)....................................            (0.25)        (0.17)         (0.06)         0.01
   Net realized and unrealized gain (loss) on investments..............            (3.60)        (1.77)         10.41          5.91
                                                                                --------    ----------     ----------       --------
      Total from investment operations.................................            (3.85)        (1.94)         10.35          5.92
                                                                                --------    ----------     ----------       --------
DISTRIBUTIONS
   Net investment income...............................................               --            --          (0.01)        (0.02)
   Net realized capital gains..........................................               --            --          (0.99)           --
                                                                                --------    ----------     ----------       --------
      Total distributions.............................................                --            --          (1.00)        (0.02)
                                                                                --------    ----------     ----------       --------
NET ASSET VALUE, END OF PERIOD.........................................          $ 25.25     $   29.10      $   31.04       $ 21.69
                                                                                ========    ==========     ==========       ========
Ratio of net expenses to average net assets............................             1.20%         1.17%          1.22%         1.05%
Ratio of net investment income (loss) to average net assets............           (0.72)%       (0.69)%        (0.40)%         0.08%
Portfolio turnover rate................................................               47%           35%            22%           60%
Total return...........................................................          (13.23)%       (6.25)%         49.55%        37.46%
Net assets, end of period (000's)......................................         $681,133    $1,110,642     $1,684,538      $242,381

(a)  All per share amounts reflect a two for one stock split effective August
     25, 1995.

(b) Per share data was calculated using average shares outstanding during the period.

(c) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(d)  Annualized.

(e)  Not annualized.

                                                                              89

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

GROWTH INVESTOR FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                       (UNAUDITED)
                                                        SIX MONTHS            PERIOD
                                                             ENDED             ENDED
                                                         MARCH 31,     SEPTEMBER 30,
                                                              2000           1999 (a)
                                                    --------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD.................       $ 9.45           $ 10.00
                                                           -------           -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)..............................        (0.03)            (0.02)
Net realized and unrealized gain (loss)on investments         3.71             (0.53)
                                                           -------           -------
Total from investment operations.....................         3.68             (0.55)
                                                           -------           -------
NET ASSET VALUE, END OF PERIOD.......................      $ 13.13           $  9.45
                                                           =======           =======
Ratio of net expenses to average net assets (c)......         1.10%(d)         1.10%(d)
Ratio of net investment loss to average net assets (e)       (0.44)%(d)       (0.34)%(d)
Total return (e).....................................        39.05%(f)        (5.50)%(f)
Net assets, end of
   period (000's)....................................      $29,385           $11,329

(a)  From commencement of operations on March 31, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.13% (annualized) for the six months ended March 31, 2000 and 2.34% (annualized) for the year ended September 30, 1999.

(d)  Annualized.

(e)  Computed giving effect to Advisor's expense limitation undertaking.

(f)  Not annualized.


--------------------------------------------------------------------------------

GROWTH INVESTOR PORTFOLIO
                          (UNAUDITED)
                           SIX MONTHS
                                ENDED              YEARS ENDED         PERIOD ENDED
                            MARCH 31,              SEPTEMBER 30,      SEPTEMBER 30,
                                 2000           1999          1998           1997(a)
                                -----          -----         -----  ---------------
Ratio of net expenses to
   average net assets           0.57%(b)       0.59%         0.62%          0.63%(b)
Ratio of net investment income
   to average net assets        0.17%(b)       0.25%         0.42%          0.54%(b)
Portfolio turnover rate           43%            45%           45%            38%

(a)  From commencement of operations on February 3, 1997.

(b)  Annualized.

                                                                              90

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                                                                              91

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.



                                                   (UNAUDITED)
                                                    SIX MONTHS       PERIOD
                                                         ENDED        ENDED
                                                     MARCH 31, SEPTEMBER 30,                        YEARS ENDED JUNE 30,
                                                      -------- -------------    --------     ------------------------------------
                                                                                                          1998             1997
                                                         2000        1999(a)      1999(c)     CLASS A   CLASS B  CLASS C  CLASS A
                                                      --------     --------     --------     --------  -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $ 13.50     $  12.79     $  14.39      $ 12.65   $ 12.54  $ 12.54  $ 11.30
                                                      --------     --------     --------     --------  -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)..............................    (0.08)       (0.03)       (0.09)       (0.14)    (0.24)   (0.24)   (0.11)
Net realized and unrealized gain (loss) on investments    9.61         0.74         0.19         2.78     2.75     2.75      1.48
                                                      --------     --------     --------     --------  -------- -------- --------
   Total from investment operations..................     9.53         0.71         0.10         2.64      2.51     2.51     1.37
                                                      --------     --------     --------     --------  -------- -------- --------
DISTRIBUTIONS
Net investment income................................       --           --           --           --        --       --       --
Net realized capital gains...........................    (1.01)          --        (1.70)       (0.90)    (0.90)   (0.90)   (0.02)
                                                      --------     --------     --------     --------  -------- -------- --------
Total distributions..................................    (1.01)          --        (1.70)       (0.90)    (0.90)   (0.90)   (0.02)
                                                      --------     --------     --------     --------  -------- -------- --------
NET ASSET VALUE, END OF PERIOD.......................  $ 22.02     $  13.50     $  12.79      $ 14.39   $ 14.15  $ 14.15  $ 12.65
                                                      ========     ========     ========     ========  ======== ======== ========
Ratio of net expenses to average net assets(e).......    1.50%(g)     1.50%(g)     1.52%        1.55%     2.30%    2.30%    1.55%
Ratio of net investment loss to average net assets(f)   (0.92)%(g)   (0.93)%(g)   (0.78)%     (1.04)%   (1.79)%  (1.79)%   (0.99)%
(1.33)%(g)
Portfolio turnover rate..............................      77%(h)       27%(h)      105%          70%       70%      70%      54%
Total return(f)......................................   74.23%(h)     5.55%(h)     1.71%       21.56%    20.68%   20.68%   12.14%
Net assets, end of period (000's)....................  $ 29,503    $ 9,913      $ 9,293      $ 3,867   $   379   $  379  $ 3,185


92

                                                                              YEARS ENDED JUNE 30,
                                                    --------------------------------------------------------------
                                                                      1997                     1996(d)
                                                                CLASS B  CLASS C     CLASS A     CLASS B      CLASS C
                                                               -------- --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................           $ 11.28  $ 11.28    $  10.11     $  10.11     $  10.11
                                                               -------- --------    --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)..............................             (0.20)   (0.20)      (0.02)       (0.04)       (0.04)
Net realized and unrealized gain (loss) on investments            1.48     1.48         1.21         1.21         1.21
                                                               -------- --------    --------     --------     --------
   Total from investment operations..................              1.28     1.28        1.19         1.17        1.170
                                                               -------- --------    --------     --------     --------
DISTRIBUTIONS
Net investment income................................                --       --          --           --           --
Net realized capital gains...........................             (0.02)   (0.02)         --           --           --
                                                               -------- --------    --------     --------     --------
Total distributions..................................             (0.02)   (0.02)         --           --           --
                                                               -------- --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......................           $ 12.54  $ 12.54    $  11.30     $  11.28     $  11.28
                                                               ======== ========    ========     ========     ========
Ratio of net expenses to average net assets(e).......              2.30%    2.30%      1.55%(g)     2.30%(g)     2.30%(g)
Ratio of net investment loss to average net assets(f)             (1.74)% (1.74)%     (0.58)%(g)   (1.33)%(g)   (1.33)%(g)
Portfolio turnover rate..............................                54%      54%         0%(h)        0%(h)        0%(h)
Total return(f)......................................             11.31%   11.31%     11.77%(h)    11.57%(h)    11.57%(h)
Net assets, end of period (000's)....................            $  314  $   314    $ 2,826      $   282      $  282

(a) The Fund changed its fiscal year end from June 30 to September 30. Information presented is for the period July 1, 1999 through September 30, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  On February 3, 1999, Class B and Class C shares were terminated.

(d) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission.

(e) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 2.24% (annualized) for the six months ended March 31, 2000, 3.73% (annualized) for the period ended September 30, 1999 and 4.05% for the year ended June 30, 1999.

(f)  Computed giving effect to Advisor's expense limitation undertaking.

(g)  Annualized.

(h)  Not annualized.

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94

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                                                                              95

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96

INVESTMENT TRUST
-----------------------------------------------------------------------



TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKinzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Michael Fisher, Assistant Treasurer

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund


EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund



                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                  DIR-03/615B-0500 (5/00) 00/821